Russell Investment Funds Prospectus

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

PROSPECTUS DATED MAY 1, 2012

I. PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in Risk/Return Summary section for each Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

II. MULTI-STYLE EQUITY FUND RISK/RETURN SUMMARY:

(i) PRINCIPAL INVESTMENT STRATEGIES CHANGE: The following replaces the discussion under the subheading “Principal Investment Strategies of the Fund” in the “Risk/Return Summary” section for the Multi-Style Equity Fund in the Prospectus listed above:

The Fund invests principally in common stocks of medium and large capitalization U.S. companies. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

(ii) PRINCIPAL RISKS: The following risk factor replaces the current “Active Management” risk factor under the sub-heading “Principal Risks of Investing in the Fund” in the “Risk/Return Summary” section for the Multi-Style Equity Fund in the Prospectus listed above:

•

Active Management. The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

III. GLOBAL REAL ESTATE SECURITIES FUND RISK/RETURN SUMMARY:

(i) PERFORMANCE: The following sentence is added at the end of the second paragraph of the “Performance” section for the Global Real Estate Securities Fund in the Prospectus listed above:

The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.

(ii) AVERAGE ANNUAL TOTAL RETURNS TABLE: The following replaces the “Average Annual Total Returns” table in the “Risk/Return Summary” section for the Global Real Estate Securities Fund in the Prospectus listed above:

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Global Real Estate Securities Fund	(7.05)%	(4.73)%	8.75%
FTSE EPRA/NAREIT Developed Real Estate Index (net) (reflects no deduction for fees, expenses or taxes)	(6.46)%	(5.93)%	N/A
Global Real Estate Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(6.46)%	(4.52)%	8.46%
Russell Developed Index (Net) (reflects no deduction for fees, expenses or taxes)	(6.16)%	(2.16)%	4.11%

IV. NON-U.S. FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the “Risk/Return Summary” section for the Non-U.S. Fund in the Prospectus listed above:

•	Barrow, Hanley, Mewhinny & Strauss, LLC
•	MFS Institutional Advisors Inc.
•	Pzena Investment Management LLC
•	William Blair & Company, LLC

V. CORE BOND FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the “Risk/Return Summary” section for the Core Bond Fund in the Prospectus listed above:

•	Colchester Global Investors Limited
•	Logan Circle Partners, L.P.
•	Macro Currency Group – an investment group within Principal Global Investors LLC*
•	Metropolitan West Asset Management LLC
•	Pacific Investment Management Company LLC

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

VI. MULTI-STYLE EQUITY FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two sentences of the sixth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies” section for the Multi-Style Equity Fund in the Prospectus listed above:

RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

In addition, the following paragraph is added after the tenth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies” section for the Multi-Style Equity Fund in the Prospectus listed above:

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

VII. CORE BOND FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two paragraphs of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies” section for the Core Bond Fund in the Prospectus listed above:

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

VIII. RISKS:

(i) The following risks are moved from the “Principal Risks” column to the “Non-Principal Risks” column of the “Risks” table for each Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

(ii) In the Multi-Style Equity Fund section of the “Risks” table, “Index Replication and Sampling Risk” is added to the “Non-Principal Risks” column in the Prospectus listed above.

(iii) The following information replaces the “Risk Management” risk factor in the “Risks” section of the Prospectus listed above.

•	Risk Management

There is no guarantee that RIMCo will effectively assess a Fund’s risk factor exposures and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. The Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in a Fund’s portfolio or ineffective adjustments to a Fund’s portfolio characteristics. The models may also be flawed and may cause the Fund to underperform other funds with similar objectives and strategies.

(iv) The following information is added to the “Risks” section in the Prospectus listed above:

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and a Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index. A Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed an active strategy with respect to that portion of its portfolio. A Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result. Additionally, the portion of a Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk. Tracking error risk is the risk that the performance of the portion of a Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

IX. MONEY MANAGER CHANGES: The following replaces the information in the section entitled “Money Manager Information” for the Non-U.S. and Core Bond Funds in the Prospectus listed above:

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, MA 02116-3741.

Pzena Investment Management LLC, 120 West 45th Street, 20th Floor, New York, NY 10036.

William Blair & Company, LLC, 222 West Adams Street Chicago, IL 60606.

Core Bond Fund

Colchester Global Investors Limited, Heathcoat House, 4th Floor, 20 Savile Row, London, England W1S 3PR.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490. Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 South Figuero Street, Suite 1800, Los Angeles, CA 90017.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

36-08-431

LifePoints Funds, Variable Target Portfolio Series

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

PROSPECTUS DATED MAY 1, 2012

I.  PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in Risk/Return Summary section for each Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

II.  NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, each Fund will add new Underlying Funds to the Underlying Funds in which the Fund invests and change its target asset allocation to the existing Underlying Funds.

(i) ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Risk/Return Summary” section for each Fund in the Prospectus listed above:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii) PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in each Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Risk/Return Summary” section of the Prospectus listed above are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the relevant Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Risk/Return Summary” section of the Prospectus listed above:

Conservative Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 9%-19% to equity Underlying Funds, 73%-83% to fixed income Underlying Funds and 3%-13% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Moderate Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 25%-35% to equity Underlying Funds, 53%-63% to fixed income Underlying Funds and 7%-17% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Balanced Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 44%-54% to equity Underlying Funds, 33%-43% to fixed income Underlying Funds and 8%-18% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Growth Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 58-68%% to equity Underlying Funds, 14%-24% to fixed income Underlying Funds and 13%-23% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Equity Growth Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 70%-80% to equity Underlying Funds, 0%-10% to fixed income Underlying Funds and 15%-25% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii) PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Risk/Return Summary” section for each Fund in the Prospectus listed above:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

III.  NEW TARGET ASSET ALLOCATION TO UNDERLYING FUNDS EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, each Fund’s allocation to the Underlying Funds in which it invests will be modified to include the RIC Russell U.S. Dynamic Equity Fund (known as the RIC Russell U.S. Growth Fund until August 15, 2012) and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds and change the target asset allocation to the existing Underlying Funds. The following tables show the Underlying Funds in which each Fund will invest and the expected approximate target allocation to each Underlying Fund. However, the actual target strategic asset allocation on August 15, 2012 may vary slightly.

Expected Target Strategic Asset Allocation of the Funds to the Underlying Funds as of August 15, 2012*

Type of Underlying Fund	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Equity	9-19%	25-35%	44-54%	58-68%	70-80%
Fixed Income	73-83%	53-63%	33-43%	14-24%	0-10%
Alternative	3-13%	7-17%	8-18%	13-23%	15-25%

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Equity Underlying Funds
RIF Multi-Style Equity Fund	0-7%	0-9%	2-12%	5-15%	7-17%
RIC Russell U.S. Defensive Equity Fund**	0-8%	0-9%	0-10%	0-10%	1-11%
RIC Russell U.S. Dynamic Equity Fund***	0-6%	0-7%	1-11%	2-12%	4-14%
RIF Aggressive Equity Fund	0%	0-7%	0-9%	1-11%	2-12%
RIF Non-US Fund	0-9%	3-13%	9-19%	13-23%	17-27%
RIC Russell Global Equity Fund	0-9%	3-13%	5-15%	8-18%	8-18%
RIC Russell Emerging Markets Fund	0%	0-7%	0-8%	0-9%	1-11%
Fixed Income Underlying Funds
RIC Russell Global Opportunistic Credit Fund	0-7%	0-8%	0-8%	0-9%	0-10%
RIF Core Bond Fund	33-43%	31-41%	30-40%	10-20%	0%
RIC Russell Investment Grade Bond Fund	15-25%	15-25%	0%	0%	0%
RIC Russell Short Duration Bond Fund	13-23%	0%	0%	0%	0%
Alternative Underlying Funds#
RIC Russell Commodity Strategies Fund	0-7%	0-8%	0-9%	1-11%	1-11%
RIC Russell Global Infrastructure Fund	0-7%	0-8%	0-8%	0-9%	0-9%
RIF Global Real Estate Securities Fund	0-7%	0-8%	0-8%	0-9%	0-10%
RIC Russell Multi-Strategy Alternative Fund	0-7%	0-8%	0-8%	0-9%	0-10%

*	Actual asset allocation may vary.

**	Effective August 15, 2012, the RIC Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the RIC Russell U.S. Defensive Equity Fund.

***	The RIC Russell U.S. Dynamic Equity Fund is a new Underlying Fund. Effective August 15, 2012, the RIC Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the RIC Russell U.S. Dynamic Equity Fund.

#	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The RIC Russell Commodity Strategies, RIC Russell Global Infrastructure, RIC Russell Global Real Estate Securities and RIC Russell Multi-Strategy Alternative Funds seek these characteristics.

IV.  RIF MULTI-STYLE EQUITY FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two sentences of the sixth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Multi-Style Equity Fund in the Prospectus listed above:

RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

In addition, the following paragraph is added after the tenth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Multi-Style Equity Fund in the Prospectus listed above:

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

V.  RIC RUSSELL U.S. QUANTITATIVE EQUITY FUND: Effective August 15, 2012, the RIC Russell U.S. Quantitative Equity Fund will be renamed the RIC Russell U.S. Defensive Equity Fund. As of such date, all references to the RIC Russell U.S. Quantitative Equity Fund in the Prospectus listed above are changed to references to the RIC Russell U.S. Defensive Equity Fund and the following will replace the Investment Strategies and Risks of the RIC Russell U.S. Quantitative Equity Fund:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Risks

The RIC Russell U.S. Defensive Equity Fund will be subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks

•    Multi-Manager Approach

•    Active Management Risk

•    Security Selection

•    Risk Management

•    Equity Securities Risk

•    Common Stocks

•    Defensive Stocks

•    Quantitative Investing

•    Fundamental Investing

•    Securities of Medium Capitalization Companies

•    Derivatives (Futures Contracts, Options, Forwards and Swaps)

•    Large Redemptions

•    Exposing Cash Reserves to Appropriate Markets

•    Securities of Small Capitalization Companies

•    Preferred Stock

•    Rights, Warrants and Convertible Securities

•    Non-U.S. Securities

•    Non-U.S. Equity Securities

•    Emerging Markets Securities

•    Currency Risk

•    Counterparty Risk

•    Securities of Other Investment Companies

•    REITs

•    Depositary Receipts

•    Market Volatility

•    Economic and Market Events Risk

•    Government Intervention in and Regulation of Financial Markets

•    Increased Government Debt

•    Securities Lending

•    Operational Risk

VI.  ADDITION OF RIC RUSSELL U.S. DYNAMIC EQUITY FUND AS AN UNDERLYING FUND: Following is the Investment Objective, Investment Strategies and Risks of the RIC Russell U.S. Dynamic Equity Fund (known as the RIC Russell U.S. Growth Fund prior to August 15, 2012), a new Underlying Fund effective August 15, 2012.

RIC RUSSELL U.S. DYNAMIC EQUITY FUND

Investment Objective (Non-Fundamental): The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

•	Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.
•

Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk. RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales

“against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Risks

The RIC Russell U.S. Dynamic Equity Fund is subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks

•    Multi-Manager Approach

•    Active Management Risk

•    Security Selection

•    Risk Management

•    Equity Securities Risk

•    Common Stocks

•    Growth Stocks

•    Value Stocks

•    Dynamic Stocks

•    Quantitative Investing

•    Fundamental Investing

•    Securities of Medium Capitalization Companies

•    Derivatives (Futures Contracts, Options, Forwards and Swaps)

•    Leveraging Risk

•    Counterparty Risk

•    Short Sales

•    Depositary Receipts

•    Large Redemptions

•    Exposing Cash Reserves to Appropriate Markets

•    Securities of Small Capitalization Companies

•    Preferred Stocks

•    Rights, Warrants and Convertible Securities

•    Non-U.S. Securities

•    Non-U.S. Equity Securities

•    Emerging Markets Securities

•    Currency Risk

•    Securities of Other Investment Companies

•    REITs

•    Illiquid Securities

•    Market Volatility

•    Economic and Market Events Risk

•    Government Intervention in and Regulation of Financial Markets

•    Increased Government Debt

•    Securities Lending

•    Operational Risk

VII.  ADDITION OF RIC RUSSELL MULTI- STRATEGY ALTERNATIVE FUND AS AN UNDERLYING FUND: Following is the Investment Objective, Investment Strategies and Risks of the RIC Russell Multi-Strategy Alternative Fund, a new Underlying Fund effective August 15, 2012.

RIC RUSSELL MULTI- STRATEGY ALTERNATIVE FUND

Investment Objective (Non-Fundamental): The Fund seeks to achieve long-term capital growth with low correlation to, and lower volatility than, global equity markets.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the Fund’s assets are allocated to different money managers unaffiliated with RIMCo that employ a diverse range of alternative investment strategies. The money managers will utilize Relative Value, Event Driven, Equity Hedge and Tactical Trading strategies, as described below. Pursuant to the money managers’ various investment strategies, the Fund may invest in a broad range of instruments, markets, and asset classes economically tied to U.S., foreign and emerging markets. Investments may include equity securities, fixed income securities and derivatives. The Fund may take both long and short positions in all of its investments. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund may or may not, at any one time, invest in all of the instruments or utilize all of the investment strategies discussed below.

In selecting money managers, RIMCo seeks to identify money managers that, based on their investment strategies and historical performance, have the potential, in the opinion of RIMCo, to perform independently of each other and achieve low correlation to, and lower volatility than, global equity markets. When determining how to allocate the Fund’s assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment strategy, investment approach, investment sub-strategy and expected return potential, as well as various characteristics of the money manager’s typical investment portfolio. RIMCo also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

Money Manager Strategies

The Fund’s money managers use the following alternative investment strategies: (1) Relative Value strategy, (2) Event Driven strategy, (3) Equity Hedge strategy and (4) Tactical Trading strategy. Each of these strategies (with the exception of the Relative Value strategy) may employ both relative value and directional trading strategies. Directional trading emphasizes market movements and movements in security prices (rather than seeking to identify price discrepancies or liquidity mismatches). In addition, money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.

Relative Value Strategy: An investment strategy that seeks to identify price discrepancies or liquidity mismatches among securities that share a common financial factor such as interest rates, an index or issuer to seek gains and mitigate risk. The strategy is not reliant upon market direction. A money manager may employ a variety of quantitative and qualitative techniques to identify securities it believes are mispriced or display liquidity discrepancies based upon historical, fundamental or technical factors.

Investment Sub-Strategies Include:

•

Fixed Income Sub-Strategy focuses on investments in fixed income securities. Securities include sovereign and corporate fixed income securities, interest rate swaps, futures, mortgage- and asset-backed securities and municipal debt obligations. The relative value trades share a common interest rate or credit spread component such as bonds and futures or bonds and swaps.

•

Volatility Sub-Strategy focuses on securities where volatility is a significant component of the price of the security (e.g., by seeking gains from price discrepancies between convertible securities and their corresponding underlying equity security (convertible arbitrage)). Volatility is a measure of the frequency and level of changes in the price of a security without regard to the direction of such changes.

Event Driven Strategy: An investment strategy that seeks gains from market movements in the prices of financial instruments caused by specific events. Such events may include balance sheet restructurings, mergers and acquisitions, litigation, regulatory action or a change in perception of the riskiness of investments. Investments in an Event Driven strategy may include corporate fixed income securities, equity-related instruments and non-agency asset-backed and mortgage-backed securities. Certain of these investments may be illiquid.

Investment Sub-Strategies Include:

•

Merger Arbitrage Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a merger or acquisition. Opportunities may arise in cross-border and international transactions, which may require regulatory approval in multiple jurisdictions. Although the sub-strategy typically utilizes equity-related instruments, on occasion corporate fixed income securities may also be used.

•

Special Situations Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a corporate transaction, security issuance or repurchase, asset sale, division spin-off or other catalyst-oriented event. Such opportunities may be identified through fundamental research or media reports with the expectation that they will result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst.

•

Asset-Backed Securities Sub-Strategy seeks gains from asset-backed securities trading at a premium or discount to fair value. The value of asset-backed securities are tied to cash flows, credit spread movements and macroeconomic conditions.

•

Opportunistic Credit Sub-Strategy seeks gains from opportunistic allocations to specific types of securities or markets, which may vary significantly over time as market conditions vary. The degree of overall market exposure is based on money managers’ assessments of macroeconomic conditions.

•

Distressed/High Yield Securities Sub-Strategy focuses primarily on corporate credit instruments of companies that a money manager believes are trading at significant discounts to their value at issuance or par value at maturity as a result of a market perception of significant financial or business difficulties. Money managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms (i.e., firms experiencing financial distress, which may include bankruptcy, defaulted debt securities and/or high debt levels) in order to identify potential opportunities.

Equity Hedge Strategy: An investment strategy that utilizes long and short positions primarily in equity and equity-related instruments. On the long side, money managers will seek gains from securities that they believe are undervalued, provide short term trading opportunities or offer growth opportunities. On the short side, money managers will (1) seek gains from securities that they believe are overvalued or provide short term trading opportunities, (2) seek to reduce overall market risk or (3) seek gains from an anticipated decline in the price of a company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, futures and options on futures.

Investment Sub-Strategies Include:

•

Fundamental Approach Sub-Strategy may be used across global markets. The sub-strategy may be sector, geographic, market capitalization or short- or long-term specific. The sub-strategy may also be exposure specific and may focus on long-bias, short-bias or short-only exposures.

•

Quantitative Approach Sub-Strategy may be sector, geographic, market capitalization or exposure specific, but uses statistical analysis and mathematical techniques to develop models that rank the relative attractiveness of securities based on expected future returns. The models may utilize a variety of data sources, including security pricing, volume information, financial statements, sell side research forecasts and recommendations, and news flow. The data is then processed via mathematical techniques into forecasts used to construct a portfolio with long and short positions.

Tactical Trading Strategy: An investment strategy across global markets that seeks gains based on themes or trends in equity markets, interest rates, commodity markets, government securities, currencies or futures markets. These themes or trends can be price-based (i.e., asset price momentum or an asset price relative to another asset or set of assets) or based on economic theory (i.e., forecasts based on the analysis of interest rate trends, political changes, government policy, flow of funds, or other broad systemic factors). While Tactical Trading strategies often utilize directional long or short positions across global markets, they may also express views on the relative value of assets. Tactical Trading may use multi-durational investments, including short-term investments, to seek gains.

Investment Sub-Strategies Include:

•

Discretionary Macro Sub-Strategy is a primarily top-down sub-strategy that focuses on shifts in global government policies and money flows that may impact the value of financial instruments. While models may be used to assist with data collection and interpretation, discretionary macro portfolios are created based upon security selection by the money managers. The sub-strategy emphasizes the interpretation of broad global economic, demographic and financial data and seeks to gain from those interpretations through trading various financial instruments and asset classes. Discretionary macro strategies may be diversified by markets (both developed and emerging), instruments and asset classes or they may be focused on a particular asset class, such as currencies or commodities. Trades may be directional, for example based on an expectation of an increase in the dollar price of gold, or may express relative values between assets, such as a position between currency exchange rates in the spot or forwards market.

•

Quantitative Macro Sub-Strategy is a primarily top-down sub-strategy that uses quantitative techniques to seek gains from anticipated price movements across multiple asset classes. These forecasted price movements may be either directional or relative to other assets. Models are largely based on valuation, economic fundamentals, changes in economic environments and changes in investor sentiment.

•

Managed Futures is a sub-class of the Quantitative Macro Sub-Strategy that seeks gains from the implementation of quantitative models designed to anticipate upward or downward price movements in fixed income, currency, commodity or equity markets in both developed and emerging markets. Models in the managed futures space are largely trend-following or momentum-driven strategies in nature.

Instruments

The Fund invests in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. markets, including emerging markets. Equity securities in which the Fund invests include common stock, preferred stock, real estate investment trusts (“REITs”), depositary receipts, initial public offerings and equity-related securities or instruments whose value is based on common stocks, such as convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps (“equity-related instruments”). The Fund’s positions in such securities may provide long or short exposures.

The Fund also invests in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may also purchase loans and other direct indebtedness. The Fund may invest, without limitation, in fixed income securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”), in unrated securities judged by the money manager to be of comparable quality, in the lowest-rated fixed income securities, including those in default. The Fund may invest in municipal debt obligations. The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The Fund may invest a portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, collateralized loan obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables.

The Fund invests in derivative instruments to take either long or short positions relative to the underlying asset. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, forward foreign currency contracts, swap agreements (including interest rate and currency swaps) or swaptions as a substitute for holding securities directly, for hedging purposes, to take a net short position with respect to certain issuers, sectors or markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives, including credit linked notes and credit options, as an alternative to buying or selling the fixed income securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). Credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or fixed income security and selling them as individual securities.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing currency futures and options on futures, forward currency contracts and currency options. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell. A money manager may purchase or sell foreign currencies, mainly through the use of forward, spot and option contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund will enter into short sales and certain of the Fund’s money managers may utilize a short-only strategy. Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. Although short selling may constitute a form of leverage, the Fund maintains a special custody account to ensure that short sales are fully collateralized.

The Fund may invest directly, or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands, in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the collateralized commodity futures market. The Fund may invest up to 25% of its total assets in the Subsidiary. Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has certain of the same money managers as the Fund. Employees of RIMCo and its affiliates serve as directors of the Subsidiary. The Subsidiary may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

A portion of the Fund’s net assets may be illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

RIMCo Strategies

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This exposure may or may not match the Fund’s benchmark.

Non-Principal Investment Strategies

The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.

The Fund may enter into when issued transactions (also called forward commitments).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

Risks

The RIC Russell Multi-Strategy Alternative Fund is subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks

•   Multi-Manager Approach

•   Active Management Risk

•   Security Selection

•   Risk Management

•   Equity Securities Risk

•   Common Stocks

•   Quantitative Investing

•   Fundamental Investing

•   Securities of Medium Capitalization Companies

•   Securities of Small Capitalization Companies

•   Securities of Micro Capitalization Companies and Companies with Capitalization Smaller that the Russell 2000 Index

•   Preferred Stocks

•   Rights, Warrants and Convertible Securities

•   Fixed Income Securities Risk

•   Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

•   U.S. and Non-U.S. Corporate Debt Securities Risk

•   Government Issued or Guaranteed Securities, U.S. Government Securities

•   Bank Obligations

•   Money Market Securities and Commercial Paper

•   Debt Securities Guaranteed Pursuant to Government Guarantees

•   Asset-Backed Commercial Paper

•   Variable and Floating Rate Securities

•   Mortgage-Backed Securities

•   Agency Mortgage-Backed Securities

•   Privately-Issued Mortgage-Backed Securities

•   Asset-Backed Securities

•   Demand Notes

•   Dollar Rolls Loans and Other Direct Indebtedness

•   Credit Linked Notes, Credit Options and Similar Investments

•   Non-U.S. Securities

•   Non-U.S. Equity Securities

•   Non-U.S. Fixed Income Securities

•   Emerging Markets Securities

•   Emerging Markets Debt

•   Yankee Bonds and Yankee CDs

•   Currency Risk

•   Equity Linked Notes

•   Derivatives (Future Contracts, Options, Forwards and Swaps)

•   Currency Trading Rick

•   Leveraging Risk

•   Counterparty Risk

•   Short Sales

•   Commodity Risk

•   Tax Risk

•   Subsidiary Risk

•   Securities of Other Investment Companies

•   Real Estate Securities

•   REITs

•   Depositary Receipts

•   Illiquid Securities

•   Liquidity Risk

•   High Portfolio Turnover Risk

•   Large Redemptions

•   Exposing Cash Inflows to Appropriate Markets

•   Distressed Securities Risk

•   New Fund Risk

•   Repurchase Agreements

•   Reverse Repurchase Agreements

•   Brady Bonds

•   Market Volatility

•   Economic and Market Events Risk

•   Government Intervention in and Regulation of Financial Markets

•   Increased Government Debt

•   Securities Lending

•   Operational Risk

VIII.  RIF CORE BOND FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two paragraphs of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Core Bond Fund in the Prospectus listed above:

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

IX.  RISKS:

(i) The following risks are moved from the “Principal Risks” column to the “Non-Principal Risks” column of the “Risks” table for each Fund and Underlying Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

(ii) In the RIF Multi-Style Equity Fund section of the “Risks” table, “Index Replication and Sampling Risk” is added to the “Non-Principal Risks” column in the Prospectus listed above.

(iii) The following information replaces the “Risk Management” risk factor in the “Risks” section of the Prospectus listed above.

•	Risk Management

There is no guarantee that RIMCo will effectively assess an Underlying Fund’s risk factor exposures and it is possible that its judgments regarding an Underlying Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. An Underlying Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in an Underlying Fund’s portfolio or ineffective adjustments to an Underlying Fund’s portfolio characteristics. The models may also be flawed and may cause the Underlying Fund to underperform other funds with similar objectives and strategies.

(iv) The following information is added to the “Risks” section of the Prospectus listed above:

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and an Underlying Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index. An Underlying Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund’s return to be lower than if the Underlying Fund employed an active strategy with respect to that portion of its portfolio. An Underlying Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result. Additionally, the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk. Tracking error risk is the risk that the performance of the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

(v) After the modification of the allocation to the Underlying Funds on August 15, 2012, the following are additional risks that will be associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

Defensive Stocks (RIC Russell U.S. Defensive Equity Fund)

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

Dynamic Stocks (RIC Russell U.S. Dynamic Equity Fund)

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

Multi-Manager Approach (RIC Russell Multi-Strategy Alternative Fund)

While the investment strategies employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in n Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for the Underlying Fund. For the Russell Multi-Strategy Alternative Fund, the degree of correlation among money managers’ investment strategies and the market as a whole will vary as a result of market conditions and other factors, and some money managers will have a greater degree of correlation with each other and with the market than others. The success of the Fund’s investment strategy depends on, among other things, both RIMCo’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.

Short Sales (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund will enter into short sales and certain of the Underlying Fund’s money managers may utilize a short-only strategy. In a short sale, the seller (i.e., the Underlying Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Tax Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund gains direct exposure to the commodity markets through investments in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked structured notes. The Underlying Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Underlying

Fund has not received its own private letter ruling as to the treatment of income from such investments as qualifying income, and the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Reverse Repurchase Agreements (RIC Russell Multi-Strategy Alternative Fund)

A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund, equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.

High Portfolio Turnover Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund will likely engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. The Underlying Fund’s multi-manager approach may also increase the Underlying Fund’s portfolio turnover rates. As a result, the Underlying Fund’s portfolio turnover rates may be far higher than that of a typical mutual fund.

Exposing Cash Inflows to Appropriate Markets (RIC Russell Multi-Strategy Alternative Fund)

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This approach increases the Underlying Fund’s performance if the particular market rises and reduces the Underlying Fund’s performance if the particular market declines. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market or RIMCo may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Distressed Securities (RIC Russell Multi-Strategy Alternative Fund)

Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Underlying Fund may lose all of its investments, or it may be required to accept cash or securities with a value less than the Underlying Fund’s original investment.

New Fund Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund is a new fund which may result in additional risk. There can be no assurance that the Underlying Fund will grow to an economically viable size, in which case the Underlying Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

X.   MONEY MANAGER CHANGES: The following replaces the information in the section entitled “Money Manager Information” for the Non-U.S., Russell Emerging Markets, Russell Global Opportunistic Credit, Core Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds in the Prospectus listed above:

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, MA 02116-3741.

Pzena Investment Management LLC, 120 West 45th Street, 20th Floor, New York, NY 10036.

William Blair & Company, LLC, 222 West Adams Street Chicago, IL 60606.

Russell Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 200 Clarendon Street, 30th Floor, Boston, MA 02116.

Delaware Management Company, a Series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103.

Genesis Asset Managers, LLP, Heritage Hall, Le Marchant Street St. Peter Port, Guernsey, Channel Islands, GY1 4HY.

Harding Loevner LP, 50 Division Street, 4th Floor, Somerville, NJ 08876.

Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490.

UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019.

Victoria 1522 Investments, LP, 244 California Avenue, Suite 610, San Francisco, CA 94111.

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York NY 10112.

Core Bond Fund

Colchester Global Investors Limited, Heathcoat House, 4th Floor, 20 Savile Row, London, England W1S 3PR.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490. Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 South Figuero Street, Suite 1800, Los Angeles, CA 90017.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490. Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017-2593.

Neuberger Berman Fixed Income LLC, 190 South LaSalle Street, Suite 2400, Chicago, IL 60603.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

XI. EXPENSE NOTES: The following is added at the end of the discussion in the “Expense Notes” section in the Prospectus listed above:

•

As a result of the August 15, 2012 changes to each Fund’s target strategic asset allocation to the Underlying Funds in which each Fund will invest, each Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Prospectus for the Funds when the changes to the target strategic asset reallocations are effective on August 15, 2012. The new Net Annual Fund Operating Expenses can be estimated by adding a Fund’s current total direct operating expenses to the weighted average of the net annual fund operating expenses of the Underlying Funds in which the Fund invests based on information contained in the Underlying Funds’ most recent Shareholder Reports and in the Prospectus for any Underlying Fund which is not currently an Underlying Fund.

36-08-430

LifePoints Funds, Variable Target Portfolio Series

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

PROSPECTUS DATED MAY 1, 2012

I.	PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in Risk/Return Summary section for each Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

II.	NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, each Fund will add new Underlying Funds to the Underlying Funds in which the Fund invests and change its target asset allocation to the existing Underlying Funds.

(i) ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Risk/Return Summary” section for each Fund in the Prospectus listed above:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii) PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in each Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Risk/Return Summary” section of the Prospectus listed above are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the relevant Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Risk/Return Summary” section of the Prospectus listed above:

Moderate Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 25%-35% to equity Underlying Funds, 53%-63% to fixed income Underlying Funds and 7%-17% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Balanced Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 44%-54% to equity Underlying Funds, 33%-43% to fixed income Underlying Funds and 8%-18% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Growth Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 58-68%% to equity Underlying Funds, 14%-24% to fixed income Underlying Funds and 13%-23% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

Equity Growth Strategy Fund: Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 70%-80% to equity Underlying Funds, 0%-10% to fixed income Underlying Funds and 15%-25% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii) PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Risk/Return Summary” section for each Fund in the Prospectus listed above:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

III.	NEW TARGET ASSET ALLOCATION TO UNDERLYING FUNDS EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, each Fund’s allocation to the Underlying Funds in which it invests will be modified to include the RIC Russell U.S. Dynamic Equity Fund (known as the RIC Russell U.S. Growth Fund until August 15, 2012) and the RIC Russell Multi-Strategy Alternative Fund as Underlying Funds and change the target asset allocation to the existing Underlying Funds. The following tables show the Underlying Funds in which each Fund will invest and the expected approximate target allocation to each Underlying Fund. However, the actual target strategic asset allocation on August 15, 2012 may vary slightly.

Expected Target Strategic Asset Allocation of the Funds to the Underlying Funds as of August 15, 2012*

Type of Underlying Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Equity	25-35%	44-54%	58-68%	70-80%
Fixed Income	53-63%	33-43%	14-24%	0-10%
Alternative	7-17%	8-18%	13-23%	15-25%

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Equity Underlying Funds
RIF Multi-Style Equity Fund	0-9%	2-12%	5-15%	7-17%
RIC Russell U.S. Defensive Equity Fund**	0-9%	0-10%	0-10%	1-11%
RIC Russell U.S. Dynamic Equity Fund***	0-7%	1-11%	2-12%	4-14%
RIF Aggressive Equity Fund	0-7%	0-9%	1-11%	2-12%
RIF Non-US Fund	3-13%	9-19%	13-23%	17-27%
RIC Russell Global Equity Fund	3-13%	5-15%	8-18%	8-18%

RIC Russell Emerging Markets Fund	0-7%	0-8%	0-9%	1-11%
Fixed Income Underlying Funds
RIC Russell Global Opportunistic Credit Fund	0-8%	0-8%	0-9%	0-10%
RIF Core Bond Fund	31-41%	30-40%	10-20%	0%
RIC Russell Investment Grade Bond Fund	15-25%	0%	0%	0%
RIC Russell Short Duration Bond Fund	0%	0%	0%	0%
Alternative Underlying Funds#
RIC Russell Commodity Strategies Fund	0-8%	0-9%	1-11%	1-11%
RIC Russell Global Infrastructure Fund	0-8%	0-8%	0-9%	0-9%
RIF Global Real Estate Securities Fund	0-8%	0-8%	0-9%	0-10%
RIC Russell Multi-Strategy Alternative Fund	0-8%	0-8%	0-9%	0-10%

*	Actual asset allocation may vary.
**	Effective August 15, 2012, the RIC Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the RIC Russell U.S. Defensive Equity Fund.
***	The RIC Russell U.S. Dynamic Equity Fund is a new Underlying Fund. Effective August 15, 2012, the RIC Russell U.S. Growth Fund will change its investment strategy from investing in growth stocks to investing in dynamic stocks and implement a limited long-short strategy. The Fund will be renamed the RIC Russell U.S. Dynamic Equity Fund.
#	Alternative Underlying Funds seek low correlation to equity and/or fixed income investments. The RIC Russell Commodity Strategies, RIC Russell Global Infrastructure, RIC Russell Global Real Estate Securities and RIC Russell Multi-Strategy Alternative Funds seek these characteristics.

IV.	RIF MULTI-STYLE EQUITY FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two sentences of the sixth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Multi-Style Equity Fund in the Prospectus listed above:

RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

In addition, the following paragraph is added after the tenth paragraph of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Multi-Style Equity Fund in the Prospectus listed above:

RIMCo may manage assets directly to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, industry or sector) or offset undesired benchmark relative over- or under-weights by purchasing a portfolio of common stocks or exchange traded funds that RIMCo believes will achieve the desired risk/return profile. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model designed to assess portfolio risk exposures and help identify a portfolio of stocks which, in the aggregate, provide the desired exposure. If RIMCo determines that there is no current need to change the Fund’s factor exposures or benchmark relative over- or under-weights, RIMCo may re-allocate these assets to the money managers.

V.	RIC RUSSELL U.S. QUANTITATIVE EQUITY FUND: Effective August 15, 2012, the RIC Russell U.S. Quantitative Equity Fund will be renamed the RIC Russell U.S. Defensive Equity Fund. As of such date, all references to the RIC Russell U.S. Quantitative Equity Fund in the Prospectus listed above are changed to references to the RIC Russell U.S. Defensive Equity Fund and the following will replace the Investment Strategies and Risks of the RIC Russell U.S. Quantitative Equity Fund:

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers not affiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund employs a defensive style of investing. Defensive style emphasizes investments in equity securities of companies that a money manager believes have: (i) lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating high financial quality, which may include lower financial leverage and/or higher return on capital; and/or (iii) stable business fundamentals, which may include higher earnings stability.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk.

RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Risks

The RIC Russell U.S. Defensive Equity Fund will be subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks

• Multi-Manager Approach

• Active Management Risk

• Security Selection

• Risk Management

• Equity Securities Risk

• Common Stocks

• Defensive Stocks

• Quantitative Investing

• Fundamental Investing

• Securities of Medium Capitalization Companies

• Derivatives (Futures Contracts, Options, Forwards and Swaps)

• Large Redemptions

• Exposing Cash Reserves to Appropriate Markets

• Securities of Small Capitalization Companies

• Preferred Stock

• Rights, Warrants and Convertible Securities

• Non-U.S. Securities

• Non-U.S. Equity Securities

• Emerging Markets Securities

• Currency Risk

• Counterparty Risk

• Securities of Other Investment Companies

• REITs

• Depositary Receipts

• Market Volatility

• Economic and Market Events Risk

• Government Intervention in and Regulation of Financial Markets

• Increased Government Debt

• Securities Lending

• Operational Risk

VI.	ADDITION OF RIC RUSSELL U.S. DYNAMIC EQUITY FUND AS AN UNDERLYING FUND: Following is the Investment Objective, Investment Strategies and Risks of the RIC Russell U.S. Dynamic Equity Fund (known as the RIC Russell U.S. Growth Fund prior to August 15, 2012), a new Underlying Fund effective August 15, 2012.

RIC RUSSELL U.S. DYNAMIC EQUITY FUND

Investment Objective (Non-Fundamental): The Fund seeks to provide long term capital growth.

Principal Investment Strategies

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers unaffiliated with RIMCo whose investment approaches are intended to complement one another. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

The Fund generally employs a dynamic style of investing. Dynamic style emphasizes investments in equity securities of companies that a money manager believes are currently undergoing or are expected to undergo positive change, which may include companies that a money manager believes are likely to experience a turnaround or companies that are expected to launch new products or services that a money manager expects to generate growth. A money manager will typically buy dynamic stocks when it believes that such changes will lead to stock price appreciation. Dynamic stocks typically have: (i) higher than average stock volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods); (ii) characteristics indicating lower financial quality, which may include greater financial leverage; and/or (iii) less business stability, which may include lower earnings stability. The Fund may invest in stocks that a money manager does not consider to be dynamic stocks and that do not exhibit the characteristics described above.

The Fund uses the following sub-styles intended to complement one another:

•	Dynamic Growth Style emphasizes investments in equity securities of companies a money manager believes tend to have dynamic characteristics and above-average earnings growth prospects.

•

Dynamic Value Style emphasizes investments in equity securities of companies that a money manager believes tend to have dynamic characteristics and to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•

Dynamic Market-Oriented Style emphasizes investments in companies from the broad equity market that tend to have dynamic characteristics rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment approach, investment sub-style, portfolio characteristics and performance patterns in different market environments. Portfolio characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIMCo may adjust allocations to money managers based on overall forecasted portfolio risk. RIMCo may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 115/15 or 120/20 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 115% or 120% and short positions of 15% or 20%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process.

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements, such as tracking error. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested (not equitized), buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash reserves to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the

Fund’s benchmark and RIMCo may choose to use the cash equitization process to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. On May 31, 2011, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $411 billion to $1.62 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the country of incorporation of the issuer as listed on Bloomberg, a widely recognized provider of market information. However, the Fund’s portfolio manager may determine a security is economically tied to the U.S. based on other factors, such as an issuer’s country of domicile, where more than 50% of an issuer’s revenues are generated or where an issuer’s primary exchange is located. As a result, a security may be economically tied to more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above. Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

Non-Principal Investment Strategies

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may also invest a limited amount in equity securities of non-U.S. companies, including emerging markets equity securities.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

Risks

The RIC Russell U.S. Dynamic Equity Fund is subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks

• Multi-Manager Approach

• Active Management Risk

• Security Selection

• Risk Management

• Equity Securities Risk

• Common Stocks

• Growth Stocks

• Value Stocks

• Dynamic Stocks

• Quantitative Investing

• Fundamental Investing

• Securities of Medium Capitalization Companies

• Derivatives (Futures Contracts, Options, Forwards and Swaps)

• Leveraging Risk

• Counterparty Risk

• Short Sales

• Depositary Receipts

• Large Redemptions

• Exposing Cash Reserves to Appropriate Markets

• Securities of Small Capitalization Companies

• Preferred Stocks

• Rights, Warrants and Convertible Securities

• Non-U.S. Securities

• Non-U.S. Equity Securities

• Emerging Markets Securities

• Currency Risk

• Securities of Other Investment Companies

• REITs

• Illiquid Securities

• Market Volatility

• Economic and Market Events Risk

• Government Intervention in and Regulation of Financial Markets

• Increased Government Debt

• Securities Lending

• Operational Risk

VII.	ADDITION OF RIC RUSSELL MULTI- STRATEGY ALTERNATIVE FUND AS AN UNDERLYING FUND: Following is the Investment Objective, Investment Strategies and Risks of the RIC Russell Multi-Strategy Alternative Fund, a new Underlying Fund effective August 15, 2012.

RIC RUSSELL MULTI- STRATEGY ALTERNATIVE FUND

Investment Objective (Non-Fundamental): The Fund seeks to achieve long-term capital growth with low correlation to, and lower volatility than, global equity markets.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by employing a multi-manager approach whereby portions of the Fund’s assets are allocated to different money managers unaffiliated with RIMCo that employ a diverse range of alternative investment strategies. The money managers will utilize Relative Value, Event Driven, Equity Hedge and Tactical Trading strategies, as described below. Pursuant to the money managers’ various investment strategies, the Fund may invest in a broad range of instruments, markets, and asset classes economically tied to U.S., foreign and emerging markets. Investments may include equity securities, fixed income securities and derivatives. The Fund may take both long and short positions in all of its investments. A long position is one with the expectation that the underlying asset will rise in value. A short position is one with the expectation that the underlying asset will decline in value. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund may or may not, at any one time, invest in all of the instruments or utilize all of the investment strategies discussed below.

In selecting money managers, RIMCo seeks to identify money managers that, based on their investment strategies and historical performance, have the potential, in the opinion of RIMCo, to perform independently of each other and achieve low correlation to, and lower volatility than, global equity markets. When determining how to allocate the Fund’s assets among money managers, RIMCo considers a variety of factors. These factors include a money manager’s investment strategy, investment approach, investment sub-strategy and expected return potential, as well as various characteristics of the money manager’s typical investment portfolio. RIMCo also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund. RIMCo selects, subject to the approval of the Fund’s Board of Trustees, money managers for the Fund, allocates Fund assets among those money managers, oversees them and evaluates their performance results. The Fund’s money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently usually at least 80%, of the Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to managers include the Fund’s liquidity reserves and, as described below, assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCo may also manage portions of the Fund during transitions between money managers.

Money Manager Strategies

The Fund’s money managers use the following alternative investment strategies: (1) Relative Value strategy, (2) Event Driven strategy, (3) Equity Hedge strategy and (4) Tactical Trading strategy. Each of these strategies (with the exception of the Relative Value strategy) may employ both relative value and directional trading strategies. Directional trading emphasizes market movements and movements in security prices (rather than seeking to identify price discrepancies or liquidity mismatches). In addition, money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.

Relative Value Strategy: An investment strategy that seeks to identify price discrepancies or liquidity mismatches among securities that share a common financial factor such as interest rates, an index or issuer to seek gains and mitigate risk. The strategy is not reliant upon market direction. A money manager may employ a variety of quantitative and qualitative techniques to identify securities it believes are mispriced or display liquidity discrepancies based upon historical, fundamental or technical factors.

Investment Sub-Strategies Include:

•

Fixed Income Sub-Strategy focuses on investments in fixed income securities. Securities include sovereign and corporate fixed income securities, interest rate swaps, futures, mortgage- and asset-backed securities and municipal debt obligations. The relative value trades share a common interest rate or credit spread component such as bonds and futures or bonds and swaps.

•

Volatility Sub-Strategy focuses on securities where volatility is a significant component of the price of the security (e.g., by seeking gains from price discrepancies between convertible securities and their corresponding underlying equity security (convertible arbitrage)). Volatility is a measure of the frequency and level of changes in the price of a security without regard to the direction of such changes.

Event Driven Strategy: An investment strategy that seeks gains from market movements in the prices of financial instruments caused by specific events. Such events may include balance sheet restructurings, mergers and acquisitions, litigation, regulatory action or a change in perception of the riskiness of investments. Investments in an Event Driven strategy may include corporate fixed income securities, equity-related instruments and non-agency asset-backed and mortgage-backed securities. Certain of these investments may be illiquid.

Investment Sub-Strategies Include:

•

Merger Arbitrage Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a merger or acquisition. Opportunities may arise in cross-border and international transactions, which may require regulatory approval in multiple jurisdictions. Although the sub-strategy typically utilizes equity-related instruments, on occasion corporate fixed income securities may also be used.

•

Special Situations Sub-Strategy is primarily focused on potential opportunities in equity and equity-related instruments of companies that are currently engaged in a corporate transaction, security issuance or repurchase, asset sale, division spin-off or other catalyst-oriented event. Such opportunities may be identified through fundamental research or media reports with the expectation that they will result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst.

•

Asset-Backed Securities Sub-Strategy seeks gains from asset-backed securities trading at a premium or discount to fair value. The value of asset-backed securities are tied to cash flows, credit spread movements and macroeconomic conditions.

•

Opportunistic Credit Sub-Strategy seeks gains from opportunistic allocations to specific types of securities or markets, which may vary significantly over time as market conditions vary. The degree of overall market exposure is based on money managers’ assessments of macroeconomic conditions.

•

Distressed/High Yield Securities Sub-Strategy focuses primarily on corporate credit instruments of companies that a money manager believes are trading at significant discounts to their value at issuance or par value at maturity as a result of a market perception of significant financial or business difficulties. Money managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms (i.e., firms experiencing financial distress, which may include bankruptcy, defaulted debt securities and/or high debt levels) in order to identify potential opportunities.

Equity Hedge Strategy: An investment strategy that utilizes long and short positions primarily in equity and equity-related instruments. On the long side, money managers will seek gains from securities that they believe are undervalued, provide short term trading opportunities or offer growth opportunities. On the short side, money managers will (1) seek gains from securities that they believe are overvalued or provide short term trading opportunities, (2) seek to reduce overall market risk or (3) seek gains from an anticipated decline in the price of a company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, futures and options on futures.

Investment Sub-Strategies Include:

•

Fundamental Approach Sub-Strategy may be used across global markets. The sub-strategy may be sector, geographic, market capitalization or short- or long-term specific. The sub-strategy may also be exposure specific and may focus on long-bias, short-bias or short-only exposures.

•

Quantitative Approach Sub-Strategy may be sector, geographic, market capitalization or exposure specific, but uses statistical analysis and mathematical techniques to develop models that rank the relative attractiveness of securities based on expected future returns. The models may utilize a variety of data sources, including security pricing, volume information, financial statements, sell side research forecasts and recommendations, and news flow. The data is then processed via mathematical techniques into forecasts used to construct a portfolio with long and short positions.

Tactical Trading Strategy: An investment strategy across global markets that seeks gains based on themes or trends in equity markets, interest rates, commodity markets, government securities, currencies or futures markets. These themes or trends can be price-based (i.e., asset price momentum or an asset price relative to another asset or set of assets) or based on economic theory (i.e., forecasts based on the analysis of interest rate trends, political changes, government policy, flow of funds, or other broad systemic factors). While Tactical Trading strategies often utilize directional long or short positions across global markets, they may also express views on the relative value of assets. Tactical Trading may use multi-durational investments, including short-term investments, to seek gains.

Investment Sub-Strategies Include:

•	Discretionary Macro Sub-Strategy is a primarily top-down sub-strategy that focuses on shifts in global government policies and money flows that may impact the value of financial instruments. While models may be used to assist with data collection and interpretation, discretionary macro portfolios are created based upon security selection by the money managers. The sub-strategy emphasizes the interpretation of broad global economic, demographic and financial data and seeks to gain from those interpretations through trading various financial instruments and asset classes. Discretionary macro strategies may be diversified by markets (both developed and emerging), instruments and asset classes or they may be focused on a particular asset class, such as currencies or commodities. Trades may be directional, for example based on an expectation of an increase in the dollar price of gold, or may express relative values between assets, such as a position between currency exchange rates in the spot or forwards market.

•	Quantitative Macro Sub-Strategy is a primarily top-down sub-strategy that uses quantitative techniques to seek gains from anticipated price movements across multiple asset classes. These forecasted price movements may be either directional or relative to other assets. Models are largely based on valuation, economic fundamentals, changes in economic environments and changes in investor sentiment.

•	Managed Futures is a sub-class of the Quantitative Macro Sub-Strategy that seeks gains from the implementation of quantitative models designed to anticipate upward or downward price movements in fixed income, currency, commodity or equity markets in both developed and emerging markets. Models in the managed futures space are largely trend-following or momentum-driven strategies in nature.

Instruments

The Fund invests in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. markets, including emerging markets. Equity securities in which the Fund invests include common stock, preferred stock, real estate investment trusts (“REITs”), depositary receipts, initial public offerings and equity-related securities or instruments whose value is based on common stocks, such as convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps (“equity-related instruments”). The Fund’s positions in such securities may provide long or short exposures.

The Fund also invests in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations) and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may also purchase loans and other direct indebtedness. The Fund may invest, without limitation, in fixed income securities that are rated below investment grade (commonly referred to as high-yield or “junk bonds”), in unrated securities judged by the money manager to be of comparable quality, in the lowest-rated fixed income securities, including those in default. The Fund may invest in municipal debt obligations. The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The Fund may invest a portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, collateralized loan obligations, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to

Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables.

The Fund invests in derivative instruments to take either long or short positions relative to the underlying asset. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures, and enter into options, forward foreign currency contracts, swap agreements (including interest rate and currency swaps) or swaptions as a substitute for holding securities directly, for hedging purposes, to take a net short position with respect to certain issuers, sectors or markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives, including credit linked notes and credit options, as an alternative to buying or selling the fixed income securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). Credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or fixed income security and selling them as individual securities.

A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing currency futures and options on futures, forward currency contracts and currency options. These contracts enable a money manager to “lock in” the U.S. dollar price of a security that it plans to buy or sell. A money manager may purchase or sell foreign currencies, mainly through the use of forward, spot and option contracts, for speculative purposes based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund will enter into short sales and certain of the Fund’s money managers may utilize a short-only strategy. Short sales are transactions in which a money manager sells a security it does not own in the portion of the Fund managed by it in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. Although short selling may constitute a form of leverage, the Fund maintains a special custody account to ensure that short sales are fully collateralized.

The Fund may invest directly, or indirectly through a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized as a company under the laws of the Cayman Islands, in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked securities that together are intended to provide exposure to the performance of the collateralized commodity futures market. The Fund may invest up to 25% of its total assets in the Subsidiary. Shares of the Subsidiary are not offered to any investors other than the Fund. Investing in the Subsidiary allows the Fund to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary is advised by RIMCo and has certain of the same money managers as the Fund. Employees of RIMCo and its affiliates serve as directors of the Subsidiary. The Subsidiary may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets. The Subsidiary may also invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Subsidiary are not identical.

A portion of the Fund’s net assets may be illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions, possibly making them difficult to sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued them).

RIMCo Strategies

While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s investment objectives and strategies. RIMCo monitors risk using a variety of risk measurements. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets, or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. Consistent with the Fund’s objectives and strategies, RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, buying and selling portfolio securities, including exchange-traded funds or notes, or through the use of various instruments, including futures, options, swaps or short-term investments.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. Cash reserves are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This exposure may or may not match the Fund’s benchmark.

Non-Principal Investment Strategies

The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.

The Fund may enter into when issued transactions (also called forward commitments).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash (which is invested at its own risk by the Fund), securities issued or guaranteed by the United States government or its agencies or instrumentalities or sovereign debt to secure the obligations of the borrower.

Risks

The RIC Russell Multi-Strategy Alternative Fund is subject to the following principal and non-principal risks, which, except as set forth in IX. below, are described in the Prospectus:

Principal Risks	Non-Principal Risks
• Multi-Manager Approach • Active Management Risk • Security Selection • Risk Management • Equity Securities Risk • Common Stocks • Quantitative Investing

• Loans and Other Direct Indebtedness

• Credit Linked Notes, Credit Options and Similar Investments

• Non-U.S. Securities

• Non-U.S. Equity Securities

• Non-U.S. Fixed Income Securities

• Emerging Markets Securities

• Repurchase Agreements • Reverse Repurchase Agreements • Brady Bonds • Market Volatility • Economic and Market Events Risk

• Fundamental Investing

• Securities of Medium Capitalization Companies

• Securities of Small Capitalization Companies

• Securities of Micro Capitalization Companies and Companies with Capitalization Smaller that the Russell 2000 Index

• Preferred Stocks

• Rights, Warrants and Convertible Securities

• Fixed Income Securities Risk

• Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

• U.S. and Non-U.S. Corporate Debt Securities Risk

• Government Issued or Guaranteed Securities, U.S. Government Securities

• Bank Obligations

• Money Market Securities and Commercial Paper

• Debt Securities Guaranteed Pursuant to Government Guarantees

• Asset-Backed Commercial Paper

• Variable and Floating Rate Securities

• Mortgage-Backed Securities

• Agency Mortgage-Backed Securities

• Privately-Issued Mortgage-Backed Securities

• Asset-Backed Securities

• Demand Notes

• Dollar Rolls

• Emerging Markets Debt

• Yankee Bonds and Yankee CDs

• Currency Risk

• Equity Linked Notes

• Derivatives (Future Contracts, Options, Forwards and Swaps)

• Currency Trading Rick

• Leveraging Risk

• Counterparty Risk

• Short Sales

• Commodity Risk

• Tax Risk

• Subsidiary Risk

• Securities of Other Investment Companies

• Real Estate Securities

• REITs

• Depositary Receipts

• Illiquid Securities

• Liquidity Risk

• High Portfolio Turnover Risk

• Large Redemptions

• Exposing Cash Inflows to Appropriate Markets

• Distressed Securities Risk

• New Fund Risk

• Government Intervention in and Regulation of Financial Markets • Increased Government Debt • Securities Lending • Operational Risk

VIII.	RIF CORE BOND FUND PRINCIPAL INVESTMENT STRATEGIES CHANGE:

The following replaces the last two paragraphs of the “Principal Investment Strategies” sub-section of the “Investment Objective and Investment Strategies of the Underlying Funds” section for the RIF Core Bond Fund in the Prospectus listed above:

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). The Fund may increase its cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. The Fund may hold additional cash in connection with its investment strategy.

The Fund usually, but not always, pursues a strategy of being fully invested by exposing its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures.

RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash not utilized to gain full market exposure is invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income.

IX.	RISKS:

(i)         The following risks are moved from the “Principal Risks” column to the “Non-Principal Risks” column of the “Risks” table for each Fund and Underlying Fund in the Prospectus listed above: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

(ii)        In the RIF Multi-Style Equity Fund section of the “Risks” table, “Index Replication and Sampling Risk” is added to the “Non-Principal Risks” column in the Prospectus listed above.

(iii)       The following information replaces the “Risk Management” risk factor in the “Risks” section of the Prospectus listed above.

•  Risk Management

There is no guarantee that RIMCo will effectively assess an Underlying Fund’s risk factor exposures and it is possible that its judgments regarding an Underlying Fund’s risk profile may prove incorrect. In addition, actions taken for risk management purposes may be ineffective and/or cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. An Underlying Fund may also experience relative underperformance if the market rewards certain factor exposures and not others for a period of time. Proprietary and third party quantitative models are generally backward-looking or use historical data to generate forecasts which could result in incorrect assessments of the level of risk in an Underlying Fund’s portfolio or ineffective adjustments to an Underlying Fund’s portfolio characteristics. The models may also be flawed and may cause the Underlying Fund to underperform other funds with similar objectives and strategies.

(iv)       The following information is added to the “Risks” section of the Prospectus listed above:

Index Replication and Sampling Risk

Index replication strategies seek to purchase the securities in an index or subset of an index in order to track the index’s or index subset’s performance. Unlike index replication strategies, index sampling strategies do not seek to fully replicate an index or an index subset in order to track the index’s or index subset’s performance and an Underlying Fund utilizing such a strategy may hold securities not included in the index and may not hold all the securities included in the index. An Underlying Fund utilizing an index replication or sampling strategy may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund’s return to be lower than if the Underlying Fund employed an active strategy with respect to that portion of its portfolio. An Underlying Fund utilizing an index replication or sampling strategy is subject to the risk that the strategy may not produce the intended result. Additionally, the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy is subject to “tracking error” risk. Tracking error risk is the risk that the performance of the portion of an Underlying Fund’s portfolio utilizing an index replication or sampling strategy will differ from the performance of the index or index subset it seeks to track.

(v)         After the modification of the allocation to the Underlying Funds on August 15, 2012, the following are additional risks that will be associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds:

Defensive Stocks (RIC Russell U.S. Defensive Equity Fund)

Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected.

Dynamic Stocks (RIC Russell U.S. Dynamic Equity Fund)

Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may experience a heightened risk of bankruptcy. There is no guarantee that a money manager will effectively assess a company’s potential for stock price appreciation and it is possible that its judgments may prove incorrect. Dynamic investing tends to have an overweight to medium capitalization stocks.

Multi-Manager Approach (RIC Russell Multi-Strategy Alternative Fund)

While the investment strategies employed by an Underlying Fund’s money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund’s multiple money managers may result in n Underlying Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to an Underlying Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for the Underlying Fund. For the Russell Multi-Strategy Alternative Fund, the degree of correlation among money managers’ investment strategies and the market as a whole will vary as a result of market conditions and other factors, and some money managers will have a greater degree of correlation with each other and with the market than others. The success of the Fund’s investment strategy depends on, among other things, both RIMCo’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.

Short Sales (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund will enter into short sales and certain of the Underlying Fund’s money managers may utilize a short-only strategy. In a short sale, the seller (i.e., the Underlying Fund) sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability equal to the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Underlying Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Underlying Fund also may use securities it owns to meet any such collateral obligations. Until the Underlying Fund returns a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., by taking an offsetting long position in the security sold short).

If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.

Tax Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund gains direct exposure to the commodity markets through investments in commodity-linked derivative instruments (including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions), exchange traded funds, exchange traded notes and commodity-linked structured notes. The Underlying Fund also intends to gain exposure indirectly to commodities markets by investing in the Subsidiary, which may invest in commodity-linked securities and derivative instruments. In order for the Underlying Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The Underlying Fund has not received its own private letter ruling as to the treatment of income from such investments as qualifying income, and the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Fund were unable to treat its income from commodity-linked notes and the Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Reverse Repurchase Agreements (RIC Russell Multi-Strategy Alternative Fund)

A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund, equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.

High Portfolio Turnover Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund will likely engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. The Underlying Fund’s multi-manager approach may also increase the Underlying Fund’s portfolio turnover rates. As a result, the Underlying Fund’s portfolio turnover rates may be far higher than that of a typical mutual fund.

Exposing Cash Inflows to Appropriate Markets (RIC Russell Multi-Strategy Alternative Fund)

From time to time, RIMCo may equitize cash received from large subscriptions on a short-term basis pending allocation of such cash to the money managers. In such cases, RIMCo would expose such cash inflows to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. This is intended to cause such cash to perform as though it were actually invested in those markets. This approach increases the Underlying Fund’s performance if the particular market rises and reduces the Underlying Fund’s performance if the particular market declines. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market or RIMCo may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market.

Distressed Securities (RIC Russell Multi-Strategy Alternative Fund)

Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Underlying Fund may lose all of its investments, or it may be required to accept cash or securities with a value less than the Underlying Fund’s original investment.

New Fund Risk (RIC Russell Multi-Strategy Alternative Fund)

The RIC Russell Multi-Strategy Alternative Fund is a new fund which may result in additional risk. There can be no assurance that the Underlying Fund will grow to an economically viable size, in which case the Underlying Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any fund.

X.	MONEY MANAGER CHANGES: The following replaces the information in the section entitled “Money Manager Information” for the Non-U.S., Russell Emerging Markets, Russell Global Opportunistic Credit, Core Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds in the Prospectus listed above:

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

MFS Institutional Advisors Inc., 500 Boylston Street, Boston, MA 02116-3741.

Pzena Investment Management LLC, 120 West 45th Street, 20th Floor, New York, NY 10036.

William Blair & Company, LLC, 222 West Adams Street Chicago, IL 60606.

Russell Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, 200 Clarendon Street, 30th Floor, Boston, MA 02116.

Delaware Management Company, a Series of Delaware Management Business Trust, 2005 Market Street,

               Philadelphia, PA 19103.

Genesis Asset Managers, LLP, Heritage Hall, Le Marchant Street St. Peter Port, Guernsey, Channel Islands, GY1 4HY.

Harding Loevner LP, 50 Division Street, 4th Floor, Somerville, NJ 08876.

Principal Global Investors LLC, 801 Grand Avenue, Des Moines, IA 50392-0490.

UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019.

Victoria 1522 Investments, LP, 244 California Avenue, Suite 610, San Francisco, CA 94111.

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

Lazard Asset Management LLC, 30 Rockefeller Plaza, 59th Floor, New York NY 10112.

Core Bond Fund

Colchester Global Investors Limited, Heathcoat House, 4th Floor, 20 Savile Row, London, England W1S 3PR.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des

Moines, IA 50392-0490. Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 South Figuero Street, Suite 1800, Los Angeles, CA 90017.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Macro Currency Group – an investment group within Principal Global Investors LLC, 801 Grand Avenue, Des

Moines, IA 50392-0490. Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Metropolitan West Asset Management LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017-2593.

Neuberger Berman Fixed Income LLC, 190 South LaSalle Street, Suite 2400, Chicago, IL 60603.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660-6430.

Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

XI.	EXPENSE NOTES: The following is added at the end of the discussion in the “Expense Notes” section in the Prospectus listed above:

•

As a result of the August 15, 2012 changes to each Fund’s target strategic asset allocation to the Underlying Funds in which each Fund will invest, each Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Prospectus for the Funds when the changes to the target strategic asset reallocations are effective on August 15, 2012. The new Net Annual Fund Operating Expenses can be estimated by adding a Fund’s current total direct operating expenses to the weighted average of the net annual fund operating expenses of the Underlying Funds in which the Fund invests based on information contained in the Underlying Funds’ most recent Shareholder Reports and in the Prospectus for any Underlying Fund which is not currently an Underlying Fund.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

AGGRESSIVE EQUITY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.        PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

BALANCED STRATEGY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.        PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.      NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, the Fund will add new Underlying Funds in which it invests and will change its target asset allocation to the existing Underlying Funds.

(i)  ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Investments, Risks and Performance” section in the Summary Prospectus:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii)  PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 44%-54% to equity Underlying Funds, 33%-43% to fixed income Underlying Funds and 8%-18% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii)  PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

CORE BOND FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.       PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.      MANAGEMENT: The following replaces the list of money managers in the sub-section entitled “Management” in the Summary Prospectus:

• Colchester Global Investors Limited	• Metropolitan West Asset Management LLC
• Logan Circle Partners, L.P.	• Pacific Investment Management Company LLC
• Macro Currency Group – an investment group within Principal Global Investors LLC*

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal ®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

EQUITY GROWTH STRATEGY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.       PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.      NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, the Fund will add new Underlying Funds in which it invests and will change its target asset allocation to the existing Underlying Funds.

(i)  ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Investments, Risks and Performance” section in the Summary Prospectus:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii)  PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 70%-80% to equity Underlying Funds, 0%-10% to fixed income Underlying Funds and 15%-25% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii)  PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

GLOBAL REAL ESTATE SECURITIES FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.        PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.      PERFORMANCE: The following sentence is added at the end of the second paragraph of the “Performance” section in the Summary Prospectus:

The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally.

IV.      AVERAGE ANNUAL TOTAL RETURNS TABLE: The following replaces the “Average Annual Total Returns” table in the “Investments, Risks and Performance” section in the Summary Prospectus:

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Global Real Estate Securities Fund	(7.05)%	(4.73)%	8.75%
FTSE EPRA/NAREIT Developed Real Estate Index (net) (reflects no deduction for fees, expenses or taxes)	(6.46)%	(5.93)%	N/A
Global Real Estate Linked Benchmark (reflects no deduction for fees, expenses or taxes)	(6.46)%	(4.52)%	8.46%
Russell Developed Index (Net) (reflects no deduction for fees, expenses or taxes)	(6.16)%	(2.16)%	4.11%

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

GROWTH STRATEGY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.       SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.      PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.     NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, the Fund will add new Underlying Funds in which it invests and will change its target asset allocation to the existing Underlying Funds.

(i) ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Investments, Risks and Performance” section in the Summary Prospectus:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii) PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 58-68%% to equity Underlying Funds, 14%-24% to fixed income Underlying Funds and 13%-23% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii) PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

MODERATE STRATEGY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.          SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.         PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.       NEW ASSET ALLOCATION CATEGORIES EFFECTIVE AUGUST 15, 2012: Effective August 15, 2012, the Fund will add new Underlying Funds in which it invests and will change its target asset allocation to the existing Underlying Funds.

(i) ANNUAL FUND OPERATING EXPENSES: The following disclosure is added as the last paragraph of the footnote to the “Annual Fund Operating Expenses” table in the “Investments, Risks and Performance” section in the Summary Prospectus:

As a result of the August 15, 2012 changes to the Fund’s target strategic asset allocation to the Underlying Funds in which the Fund will invest, the Fund’s Net Annual Fund Operating Expenses will increase. Updated Net Annual Fund Operating Expenses will be included in the Fund’s Prospectus when the changes to the target strategic asset reallocations are effective on August 15, 2012.

(ii) PRINCIPAL INVESTMENT STRATEGIES CHANGES: All references to “real asset” in the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus are replaced with “alternative.” In addition, the following replaces the fifth and sixth sentences of the Fund’s “Principal Investment Strategies of the Fund” sub-section of the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the Fund’s allocation to the Underlying Funds in which it invests will be modified and RIMCo expects that the Fund’s approximate target allocation as of August 15, 2012 will be 25%-35% to equity Underlying Funds, 53%-63% to fixed income Underlying Funds and 7%-17% to alternative Underlying Funds. However, the actual target strategic allocations on August 15, 2012 may vary slightly. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds seek low correlation to equity and/or fixed income investments.

(iii) PRINCIPAL RISKS: The following information is added to the end of the discussion under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

Effective August 15, 2012, the following risk factor replaces the “Equity Securities” risk factor listed above:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

MULTI-STYLE EQUITY FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.        PRINCIPAL INVESTMENT STRATEGIES CHANGE: The following replaces the discussion under the subheading “Principal Investment Strategies of the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

The Fund invests principally in common stocks of medium and large capitalization U.S. companies. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund employs a multi-style (growth, value and market-oriented) and multi-manager approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. Assets not allocated to money managers include the Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

III.      PRINCIPAL RISKS:

(i)  The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

(ii)  The following risk factor replaces the current “Active Management” risk factor under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus:

•

Active Management. The securities selected for the portfolio may not perform as the Fund’s money managers expect. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance or which could result in ineffective adjustments to the Fund’s portfolio characteristics.

Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated June 12, 2012 to

NON-U.S. FUND

SUMMARY PROSPECTUS DATED May 1, 2012

I.         SUMMARY PROSPECTUS LEGEND: The legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. If you invest through Northwestern Mutual, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/. Otherwise, you can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RIF/AllFunds.aspx. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated May 1, 2012, as supplemented through June 12, 2012, and the Fund’s most recent annual report, dated December 31, 2011, are all incorporated by reference into this Summary Prospectus.

II.        PRINCIPAL RISKS: The following risk factors are deleted from under the sub-heading “Principal Risks of Investing in the Fund” in the “Investments, Risks and Performance” section in the Summary Prospectus: Market Volatility, Economic and Market Events Risk, Government Intervention in and Regulation of Financial Markets and Increased Government Debt.

III.       MANAGEMENT: The following replaces the list of money managers in the sub-section entitled “Management” in the Summary Prospectus:

• Barrow, Hanley, Mewhinny & Strauss, LLC	• Pzena Investment Management LLC

• MFS Institutional Advisors Inc.	• William Blair & Company, LLC

RUSSELL INVESTMENT FUNDS
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone (800) 972-0700 STATEMENT OF ADDITIONAL INFORMATION Non-Funds of Funds May 1, 2012, As Supplemented Through June 12, 2012 Russell Investment Funds (“RIF”) is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF has 10 investment portfolios, each referred to as a “Fund.” RIF offers Shares of beneficial interest in the Funds in multiple separate prospectuses. The Funds serve as the investment base for a variety of insurance products (the “Policies”) to be issued by one or more insurance companies (each referred to herein as an “Insurance Company”). This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus dated May 1, 2012 and any supplements thereto. The Prospectus may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this SAI for future reference. Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectuses. This SAI incorporates by reference the Funds’ Annual Report to Shareholders for the year ended December 31, 2011. Copies of the Funds’ Annual Report accompany this SAI. As of the date of this SAI, RIF is comprised of 10 Funds, five of those Funds are described in this SAI.
Fund	Ticker
Multi-Style Equity Fund	RIFAX
Aggressive Equity Fund	RIFBX
Global Real Estate Securities Fund*	RIFSX
Non-U.S. Fund	RIFCX
Core Bond Fund	RIFDX
*On May 1, 2011, the Real Estate Securities Fund was renamed the Global Real Estate Securities Fund.

Structure And Governance ORGANIZATION AND BUSINESS HISTORY. RIF was originally organized as a Maryland corporation and, on July 11, 1996, was reorganized as a Massachusetts business trust. RIF is currently organized and operating under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, (the “Master Trust Agreement”) and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIF is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. RIF is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof. Under the Master Trust Agreement, RIF’s Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future. Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), certain other Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the availability of these exclusions, and may subject the Russell Commodity Strategies Fund and certain other Funds, as well as RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, a Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF’s Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.
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Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation. SHAREHOLDER MEETINGS. RIF will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIF’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. On any matter which affects only a particular Fund , only Shares of that Fund are entitled to vote. There are no cumulative voting rights. In connection with an exemptive order which RIF received from the SEC, it has committed to a “pass-through” voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions. CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIF, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIF’s Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder “controls” RIF. For a list of shareholders owning 5% or more of the voting Shares of any Fund or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI. TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIF and does not manage operations on a day-to-day basis. The officers of RIF, all of whom are employed by and are officers of RIMCo, the Funds’ adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with RIF management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIF management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIF’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds’ continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIF Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The Trustees and officers of certain Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders. The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and
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extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. RIF’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIF’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIF’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIF’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIF’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIF’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIF’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIF, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2011, the Audit Committee held four meetings. RIF’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended December 31, 2011, the Investment Committee held four meetings.
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RIF’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIF for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or Funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ended December 31, 2011, the Nominating and Governance Committee held one meeting. RIF paid $49,783 in the aggregate for the fiscal year ended December 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIF’s officers and employees are paid by RIMCo or its affiliates. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations. The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees
• President and CEO RIC and RIF
•Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	51	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); •Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None
*	Each Trustee is subject to mandatory retirement at age 72.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees
• Chief Compliance Officer, RIC
•Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
•Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees
• President and CEO, RIC and RIF
•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
•Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF •Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees
• 1999 to 2010 Assistant Secretary, RIC and RIF
•Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
•Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust
7

Trustee Compensation Table
For The Fiscal Year Ended December 31, 2011
	Aggregate Compensation From RIF	Pension Or Retirement Benefits Accrued As Part Of RIF Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From RIF And Russell Fund Complex Paid To Trustees
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$6,759	$0	$0	$141,500
INDEPENDENT TRUSTEE
Thaddas L. Alston	$6,710	$0	$0	$140,500
Kristianne Blake	$9,848	$0	$0	$205,500
Jonathan Fine	$6,019	$0	$0	$128,000
Raymond P. Tennison, Jr.	$6,441	$0	$0	$136,500
Jack R. Thompson	$6,019	$0	$0	$125,500
Julie W. Weston	$6,145	$0	$0	$130,500
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$1,842	$0	$0	$41,600
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Russell Fund Complex
INTERESTED TRUSTEE
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None
Paul E. Anderson*	None	None
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIF SERVICE PROVIDERS. Most of RIF’s necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company
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Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing and reorganizing RIF and provides ongoing money manager research and trade placement services to RIF and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIF compensates FRC for its services. FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries. As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIF, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC. FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution. ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. RIMCo selects, subject to the approval of the Funds’ Board, money managers for the Funds, allocates Fund assets among money managers, oversees and evaluates their performance results. The Funds’ money managers select the individual portfolio securities for the assets assigned to them. RIMCo allocates most, currently at least 80%, of each Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s portfolio characteristics as a means to manage the Fund’s risk factor exposures. RIMCO may also manage portions of a Fund during transitions between money managers. RIMCo, as agent for RIF, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Prospectus for the Funds’ annual advisory percentage rates.) RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund. Each Fund invests its cash reserves in an unregistered cash management fund advised by RIMCo. RIMCo has waived its 0.05% advisory fee for the unregistered fund. RFSC charges a 0.05% administrative fee to the unregistered fund.
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Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIMCo.  The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the securities lending collateral invested in the unregistered fund is 0.10%.   The following Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2011, 2010, and 2009, respectively:
		$ Amount Paid		Annual Rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$2,873,735	$2,717,357	$2,332,843	0.73%	0.73%	0.73%
Aggressive Equity	1,696,409	1,502,450	1,183,799	0.90	0.90	0.90
Global Real Estate Securities	3,955,132	3,581,738	2,509,123	0.80	0.80	0.80
Non-U.S.	3,252,336	2,949,565	2,467,443	0.90	0.90	0.90
Core Bond	2,804,598	2,435,075	1,883,375	0.55	0.55	0.55
RIMCo has contractually agreed to waive and/or reimburse a portion of its advisory fee for certain Funds, up to the full amount of its fee, to the extent the Fund’s operating expenses exceed specified limits imposed by RIMCo on an annual basis. Additionally, RIMCo has contractually agreed to reimburse certain Funds for all remaining expenses, after fee waivers, that still exceed their respective expense caps. These arrangements are not part of the Advisory Agreement with RIF and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years. Current Waivers: RIMCo agreed to certain waivers of its advisory fees as follows: For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. Past Waivers: For the Multi-Style Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,299,217 for the fiscal year ended December 31, 2009. For the Aggressive Equity Fund, RIMCo had contractually agreed from May 1, 2009 through April 30, 2012 to waive 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $1,402,287 and $1,583,315 for the fiscal years ended December 31, 2010 and 2011, respectively For the Aggressive Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,037,635 for the fiscal year ended December 31, 2009. For the Global Real Estate Securities Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.80% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.10% of the Fund’s average daily net assets on an annual basis and then to
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reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.10% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,509,123 for the fiscal year ended December 31, 2009. For the Non-U.S. Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,752,927 and $3,035,514 for the fiscal years ended December 31, 2010 and 2011, respectively. For the Non-U.S. Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,236,939 for the fiscal year ended December 31, 2009. For the Core Bond Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.07% of its 0.55% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,125,156 and $2,447,649 for the fiscal years ended December 31, 2010 and 2011, respectively. For the Core Bond Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,645,530 for the fiscal year ended December 31, 2009. The expense caps and waivers as of December 31, 2009 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed by RIMCo	Total Expense Reduction
Multi-Style Equity Fund	0.87%	$33,626	—	$33,626
Aggressive Equity Fund	1.05	146,164	—	146,164
Global Real Estate Securities Fund	1.10	—	—	—
Non-U.S. Fund	1.15	230,504	—	230,504
Core Bond Fund	0.70	237,846	—	237,846
The expense caps and waivers as of December 31, 2010 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed by RIMCo	Total Expense Reduction
Multi-Style Equity Fund	N/A	$---	—	$---
Aggressive Equity Fund	N/A	100,163	—	100,163
Global Real Estate Securities Fund	N/A	—	—	—
Non-U.S. Fund	N/A	196,638	—	196,638
Core Bond Fund	N/A	309,919	—	309,919
The expense caps and waivers as of December 31, 2011 were as follows:
Fund	Expense Cap	Advisory Fees Waived	Reimbursed By RIMCo	Total Expense Reduction
Multi-Style Equity Fund	N/A	$-	-	$-
Aggressive Equity Fund	N/A	113,094	-	113,094
Global Real Estate Securities Fund	N/A	-	-	-
Non-U.S. Fund	N/A	216,822	-	216,822
Core Bond Fund	N/A	356,949	-	356,949
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From its fee, RIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers. The following table sets forth the net advisory fees retained by RIMCo for the years ended December 31, 2011, 2010 and 2009:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$2,093,375	$1,953,645	$1,675,398	0.53%	0.52%	0.52%
Aggressive Equity	960,052	864,890	674,242	0.51	0.52	0.51
Global Real Estate Securities	2,492,930	2,520,212	1,746,242	0.50	0.56	0.56
Non-U.S.	2,276,310	2,068,853	1,700,300	0.63	0.63	0.62
Core Bond	2,315,554	2,010,252	1,517,233	0.45	0.45	0.44
PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIF Funds, oversee the money managers and have primary responsibility for the management of the Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets. Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
  Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
  Quantitative measures (fund performance). RIMCo Managers receive a quantitative performance assessment score for the funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a fund that does not have 3 years of performance history. Performance for each fund is equally assessed relative to the fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more funds. These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the fund. The RIMCo Manager does not choose the peer group. The peer group assigned by senior management matches the assigned Lipper peer group for all RIF Funds. The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Multi-Style Equity	Russell 1000® Index Lipper® Large-Cap Core Funds (VIP) Average
Aggressive Equity	Russell 2500™ Index Lipper® Small-Cap Core Funds (VIP) Average Russell 2000® Index
Global Real Estate Securities	FTSE EPRA/NAREIT Developed Real Estate Index (net) Lipper® Real Estate Funds (VIP) Average
Non-U.S.	Russell Developed ex-US Large Cap Index (net)MSCI EAFE® Index Net (USD) Lipper® International Core Funds (VIP) Average
Core Bond	Barclays U.S. Aggregate Bond Index Lipper® BBB-Rated Corporate Debt Funds (VIP) Average
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RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer. Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions. The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives. RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager. Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2011
RIMCo Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
Matthew Beardsley	None	Non-U.S. Fund
Keith Brakebill	None	Core Bond Fund
Jon Eggins	None	Aggressive Equity Fund
Bruce A. Eidelson	$10,001-$50,000	Global Real Estate Securities Fund
David Hintz	None	Multi-Style Equity Fund
RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select money managers to fulfill those needs. Specifically, RIMCo Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class. Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations. Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of December 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Matthew Beardsley*	2	$7,788.0	5	$2,898.3	1	$509.0	$11,195.3
Keith Brakebill	3	$3,142.8	3	$1,561.8	--	--	$4,704.6
Jon Eggins	1	$1,412.0	4	$2,046.5	2	$531.6	$3,991.0
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RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Bruce A. Eidelson	2	$2,330.6	6	$1,759.6	1	$772.1	$4,862.3
David Hintz	3	$3,804.5	12	$7,256.5	2	$336.2	$11,397.2
* The information provided for Mr. Beardsley is as of February 29, 2012. MONEY MANAGERS. The Funds’ money managers are not affiliates of RIF or RIMCo, other than as discretionary managers for a portion of a Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization. From its advisory fees , RIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended December 31, 2011, 2010 and 2009, fees paid to the money managers were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
Multi-Style Equity	$780,360	$763,712	$657,445	0.20%	0.21%	0.21%
Aggressive Equity	736,357	637,560	509,557	0.39	0.38	0.39
Global Real Estate Securities	1,462,202	1,061,526	762,881	0.30	0.24	0.24
Non-U.S.	976,026	880,712	767,143	0.27	0.27	0.28
Core Bond	489,044	424,823	366,142	0.10	0.10	0.11
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIF has paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds. DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIF Shares. The Distributor receives no compensation from RIF for its services . The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIF. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIF. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIF. RFSC retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIF. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101. CODES OF ETHICS. RIF, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIF, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public. Because each money manager is an entity not affiliated with RIF or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code. FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expenses of the Funds are the annual advisory fee and the annual administrative fee, payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets. VALUATION OF FUND SHARES. The net asset value per share is calculated separately for each Fund on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday, except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for each Fund by dividing the current value of the Fund’s assets less liabilities by the number of Shares of the Fund outstanding and rounding to the nearest cent. The Global Real Estate Securities, Non-U.S. and Core Bond Funds’ portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RFSC determines that a particular event would materially affect the net asset value. VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at “fair market value.” This generally means that equity securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. Equity securities traded over-the-counter (“OTC”) are valued on the basis of official closing price. Fixed– income securities are valued on the basis of the closing bid price, and options and futures contracts are valued on the basis of last sale price or settlement price for futures.
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Because many fixed–income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service or broker when the prices are believed to be reliable––that is, when the prices reflect the fair market value of the securities. International equity securities traded on a national securities exchange or OTC are valued on the basis of official closing price. Municipal obligations are appraised or priced by an independent pricing source, approved by the Board, which utilizes relevant information, such as bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities maturing within 60 days at time of purchase held by the non–money market Funds are also valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument. PRICING OF SECURITIES. The Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that holds portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those portfolio securities may change on weekends or other days when the Fund does not price its Shares. PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short–term trading profits. A Fund may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. A Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that holding the security is no longer consistent with the investment strategies it pursues for the Fund. The portfolio turnover rates for certain multi–manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Fund decides to purchase the same security, thereby increasing the Fund’s portfolio turnover ratios and brokerage commissions. The Funds’ changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager’s portfolio. The Funds do not give significant weight to attempting to realize long–term capital gains when making portfolio management decisions. PORTFOLIO TURNOVER RATE. Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments. The variation in the portfolio turnover rate for the Global Real Estate Securities Fund is attributable to a change in the Fund’s investment strategy from a predominantly U.S. based investment strategy to a global investment strategy. The portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 were:
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Multi-Style Equity Fund	133%	105%
Aggressive Equity Fund	105	107
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Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
Global Real Estate Securities Fund	57	150
Non-U.S. Fund	49	49
Core Bond Fund	203	195
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”). DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures. Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information. Public Disclosures of Portfolio Holdings Information Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds’ top ten portfolio holdings will be distributed to each shareholder (i.e. the insurance companies) no later than 15 calendar days after each month end. RIF’s shareholders may redistribute RIF’s top ten holdings to owners of variable insurance products for which RIF is an investment option. Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings. Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies. Non-Public Disclosures of Portfolio Holdings Information RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers. From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is
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required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information. No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information. Administration of the Portfolio Holdings Disclosure Policies The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees. Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting. The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
  Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
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  In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
  In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
  In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
  Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
  In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information. To the extent that any shares of a Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Fund’s shares. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov. BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIMCo. RIF’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.
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In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission. A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. The Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in a Fund’s investment portfolio and for each Fund’s cash reserves. The Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Funds. Recapture Services or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met. Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services. Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients. BROKERAGE COMMISSIONS. During the Funds’ fiscal years ended December 31, 2011, 2010, and 2009, the total brokerage commissions paid by the Funds were:
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	Year Ended December 31,
	2011	2010	2009
Multi-Style Equity Fund	$580,276	$546,035	$739,055
Aggressive Equity Fund	354,261	348,458	540,994
Global Real Estate Securities Fund	729,424	983,683	902,886
Non-U.S. Fund	399,701	370,744	604,432
Core Bond Fund	31,306	23,930	22,047
The principal reasons for changes in several Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions. The Core Bond Fund normally does not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers. During the fiscal year ended December 31, 2011, approximately $203,837 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith. Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the fiscal years ended December 31, 2011, 2010, and 2009 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	2,470	0.697%	0.853%
Total:	2,470	0.697%	0.853%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	68,015	11.721%	15.751%
Total:	68,015	11.721%	15.751%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	13,688	3.425%	2.976%
Total:	13,688	3.425%	2.976%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	4,098	1.176%	0.811%
Total:	4,098	1.176%	0.811%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	28,315	5.186%	6.337%
Total:	28,315	5.186%	6.337%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	2,335	0.630%	0.437%
Total:	2,335	0.630%	0.437%
Global Real Estate Securities Fund
RIMCo
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Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
		Russell Implementation Services, Inc.	367,953	37.406%	40.920%
Total:			367,953	37.406%	40.920%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	38,392	7.097%	3.705%
Total:	38,392	7.097%	3.705%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	55,013	7.444%	3.682%
Total:	55,013	7.444%	3.682%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	192,635	31.87%	13.508%
Total:	192,635	31.87%	13.508%
Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	57,406	6.358%	5.046%
Total:	57,406	6.358%	5.046%
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended December 31, 2011 for the Funds was 4.02%. During the Funds’ fiscal year ended December 31, 2011, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker–dealer securities held as of December 31, 2011, was as follows:
Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Barclays Capital, Inc.				2,605,310	1,730,825
BNY Mellon Securities LLC	2,261,776				76,250
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
Investment Technology Group, Inc.		175,122
J.P. Morgan Securities, Inc.	7,820,965				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	486,777	375,118
Knight Equity Markets LP		557,928
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	910,826			700,000	22,701,802
Nomura Bank			1,616,579
UBS Securities LLC			1,570,000	2,389,911	599,004
Brokers by Principal (Zero Commissions)
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Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Banc of America Securities LLC					28,158,118
Barclays Capital, Inc.				2,605,310	1,730,825
BNP Paribas					577,367
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
J.P. Morgan Securities, Inc.	13,038,456				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	973,554	375,118
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	1,558,390			700,000	22,701,802
UBS Securities LLC			1,570,000	2,389,911	599,004
Wells Fargo & Co.	8,030,984				8,370,745
Investment Restrictions, Policies And CERTAIN INVESTMENTS Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be  fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in the Prospectus. INVESTMENT RESTRICTIONS Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made. Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Global Real Estate Securities Fund. The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.
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4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made. With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act. Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets. The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective. As an open-end investment company registered with the SEC, the Funds are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC, and SEC staff, positions. Further, in accordance with these positions, with respect to certain kinds of derivatives, the Funds must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivatives contracts are open. For example, with respect to
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forwards and futures contracts that are not contractually required to “cash-settle,” the Funds must cover their open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Funds are permitted to set aside liquid assets in an amount equal to the Funds’ daily marked-to-market (net) obligations, if any (i.e., the Funds’ daily net liability, if any), rather than the notional value. INVESTMENT POLICIES The investment objective and principal investment strategies for each of the Funds are provided in the Prospectus. The following table illustrates the principal and non-principal investments in which the Funds invest. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Fund	Principal Investments	Non-Principal Investments
Multi-Style Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Lending Portfolio Securities Rights and Warrants Convertible Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Aggressive Equity Fund	Common Stocks Depositary Receipts REITs Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
Non-U.S. Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	Lending Portfolio Securities
Illiquid and Restricted Securities
Rights and Warrants
Convertible Securities
Synthetic Foreign Equity/Fixed Income Securities
REITs
Investment Company Securities and Pooled Investment Vehicles
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Fund	Principal Investments	Non-Principal Investments
Core Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Funds may invest as listed in the foregoing table. Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment. The Multi-Style Equity, Aggressive Equity, Global Real Estate Securities, and Non-U.S. Funds, are referred to collectively as the “ Equity Funds.” Investment Strategies and Portfolio Instruments. Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. The Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy. The Funds usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Each Fund invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund. The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other
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money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements. Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as, in the case of the Core Bond Fund, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position. The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes. Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund’s hedging strategy. In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Lending Portfolio Securities. RIF is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which a Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent. Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains. If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
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The Funds may invest cash collateral received, at each Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement. A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. No Fund may lend portfolio securities in an amount that exceeds 33⅓ % of total fund assets. Risk Management. As described in the Prospectus, RIMCo may manage Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve a Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Fund’s assets or reallocate assets among money managers for purposes of seeking to manage the Fund’s risk profile. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments. Additionally, RIMCo may manage assets directly to modify a Fund’s portfolio characteristics as a means to manage a Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for {var:Underlying] Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change a Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers. Illiquid and Restricted Securities. No more than 15% of a Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Board of Trustees of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
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The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Interfund Lending. The Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, the Funds will borrow from the RIC Russell Money Market Fund. The RIC Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the RIC Russell Money Market Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Russell Money Market Fund could result in reduced returns and/or additional borrowing costs. Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized. Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Funds is subject to a duplicate level of fees if a Fund invests in ETFs. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. Foreign Securities Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign
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securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, a Fund may tend to have a greater exposure to liquidity risk. Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Core Bond Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt. Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer. The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Non-U.S. Fund may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price. Equity Linked Notes. The Non-U.S. Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk. Equity Securities Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities. Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.
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Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss. Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. A Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
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Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Debt Instruments and Money Market Instruments To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis. The Core Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced. STRIPS. The Core Bond Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Repurchase Agreements. The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or
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reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement. Reverse Repurchase Agreements and Dollar Rolls. The Core Bond Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes. The Core Bond Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price. Corporate Debt Securities. The Core Bond Fund and the Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities. Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Core Bond Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities. Zero Coupon Securities. The Core Bond Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates. Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Core Bond Fund may invest in include the securities described below.
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Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity. Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. To-Be-Announced Mortgage-Backed Securities. The Core Bond Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. Risk Factors. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
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Through its investments in MBS, including those that are issued by private issuers, a Fund may have exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans. Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To
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lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities. Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund. Collateralized Loan Obligations. The Core Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches. Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Core Bond Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities. Loans and Other Direct Indebtedness. The Core Bond Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
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Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral. Brady Bonds. The Core Bond Fund may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market. Bank Instruments. The Core Bond Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. High Risk Bonds. The Core Bond Fund and Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics. The Core Bond Fund may be required by its Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings. Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase
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the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.” Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities. The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Auction Market and Remarketed Preferred Stock. The Core Bond Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
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Municipal Debt Instruments. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Municipal Obligations and Bonds. The Core Bond Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds. General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service. Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Municipal Notes. The Core Bond Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include: Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes. Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues. Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing. Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date. Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing. Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds.
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Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates. A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios. The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund. Demand Notes. The Core Bond Fund may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed. The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds’ money managers continually believe satisfy the Funds’ credit quality requirements. Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”) The Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company. Variable Amount Master Demand Notes. The Core Bond Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency. Variable and Floating Rate Securities. The Core Bond Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate
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of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. The Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Commercial Paper. The Core Bond Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Asset-Backed Commercial Paper. The Core Bond Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Indexed Commercial Paper. The Core Bond Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Credit and Liquidity Enhancements. The Core Bond Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price. Funding Agreements. The Core Bond Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments. Other Financial Instruments Including Derivatives Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds’ investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose a Fund to an obligation to another party. The Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated. Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the
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Funds may also use those instruments, provided that their use is consistent with the Funds’ investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets). Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds’ ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Fund. An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.
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A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another. A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund’s holding period for the option is greater than one year) equal to the premium paid. To close out a position when writing covered options, a Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid. Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding. Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
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There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above. A Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Fund’s net assets. A Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes or, conversely, to reduce market exposure. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to- market its open futures positions. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss. Limitations on Use of Futures and Options on Futures Contracts. A Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Fund’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
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When purchasing a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in segregated liquid assets). When selling a call option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund (or at a higher price if the difference is maintained in segregated, liquid assets). When selling a put option on a futures contract, a Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund. The Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund. Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that
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day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above. A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency. Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen — at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated. A Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds’ portfolios. If a Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of
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execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund. Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year. Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions. The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy. A Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.
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Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments). The Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been
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tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Core Bond Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Core Bond Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Core Bond Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, the Core Bond Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Core Bond Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. As the seller of protection in a credit default swap, the Core Bond Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Core Bond Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Core Bond Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Core Bond Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Core Bond Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Core Bond Fund would function as the Counterparty referenced in the preceding paragraph. Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Core Bond Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Core Bond Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default. Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events). Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset
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backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality. Credit default swaps could result in losses if the Core Bond Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Core Bond Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Core Bond Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Core Bond Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Core Bond Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Core Bond Fund. If the creditworthiness of the Core Bond Fund’s swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Core Bond Fund. To limit the Counterparty risk involved in swap agreements, the Core Bond Fund will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Core Bond Fund will be able to do so, the Core Bond Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Core Bond Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps. A Fund may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition. Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Under most swap agreements entered into by the Funds, the parties’ obligations are determined on a “net basis.” Consequently, a Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund’s net assets.
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Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Additionally, under certain circumstances, the Non-U.S. Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be. Taxes Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund’s earnings and profits. Diversification Requirements and Investor Control. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts. Under current U.S. tax law, if a contract holder has excessive control over the investments made by a Fund, the contract holder, rather than the insurance company separate account, will be treated as the owner of the Fund shares and taxed currently on income and gains from the Fund. In other words, in such a case of “investor control” the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities. The application of the investor control doctrine is not entirely certain. Future guidance might pose additional restrictions on the Funds and could be applied retroactively. Such an event may have an adverse impact on the Funds and the contract holders. Effect of Foreign Investments on Distributions. Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions. The Non-U.S. Fund may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. The Non-U.S. Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations. Investment in PFIC Securities. If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”), the Fund intends to mark-to-market these securities and recognize any gain (as ordinary income) at the end of its fiscal year. Any mark to market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years. Shareholders of PFICs may, under certain circumstances in which the mark-to-market treatment described above is not available, be subject to a deferred interest charge pursuant to section 1291 of the Code. Any such changes, if imposed on a Fund, would result in Fund-level taxation
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Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products, certain tax-exempt entities, or certain other insurance-dedicated regulated investment companies. Tax Consequences to Shareholders. Since it is expected that the shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract. At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows (for capital losses incurred in tax years beginning after December 22, 2010, Funds will generally be able to carry forward capital losses indefinitely):
Funds	12/31/16	12/31/17	TOTAL
Multi-Style Equity	$—	$50,196,208	$50,196,208
Aggressive Equity	—	33,997,250	33,997,250
Global Real Estate Securities	—	24,647,989	24,647,989
Non-U.S.	$40,217,249	51,040,031	91,257,280
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Money Manager Information Multi-Style Equity Fund BlackRock Capital Management, Inc. is a wholly–owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly traded company. Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company. DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Suffolk Capital Management LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals. Aggressive Equity Fund ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest. Conestoga Capital Advisors, LLC is 100% employee owned and is controlled by William Martindale and Robert Mitchell through their individual ownership of 25% or more of Conestoga’s voting shares. DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%. Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%. global Real Estate Securities Fund AEW Capital Management LP is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).  Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public. INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc.
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Non-U.S. Fund Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of Old Mutual PLC, a UK based public company. MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company. Pzena Investment Management LLC has as its sole managing member Pzena Investment Management, Inc., a publicly traded company. William Blair & Company, L.L.C. is 100% employee owned with no one individual controlling more than 25%. Core Bond Fund Colchester Global Investors Limited (“Colchester”) is 51% employee owned. The remaining 49% is owned by Silchester Partners Limited, a private firm (“Silchester”). Ian Sims owns 25% of Colchester’s voting securities. No other individual owns more than 25% of Colchester’s voting securities. Silchester is controlled by Stephen Butt, with no other individuals owning more than 25% of Silchester’s voting securities. Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal® ). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ® , which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC. Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
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credit Rating definitions MOODY’S INVESTORS SERVICE, INC. (MOODY’S): Long-Term Obligation Ratings Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk. Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics. Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B –– Obligations rated B are considered speculative and are subject to high credit risk. Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. STANDARD & POOR’S RATINGS GROUP (“S&P”): Long-Term Issue Credit Ratings AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC –– An obligation rated CC is currently highly vulnerable to nonpayment.
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C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy. FITCH INVESTORS SERVICE, INC. (“FITCH”): Long-Term Ratings Scales AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC –– Substantial credit risk. Default is a real possibility. CC –– Very high levels of credit risk. Default of some kind appears probable. C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
  the selective payment default on a specific class or currency of debt;
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
  execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Note to Long-Term Ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’. SECTOR SPECIFIC CREDIT RATING SERVICES U.S. Municipal Short-Term Debt and Demand Obligation Ratings MOODY’S: Short-Term Obligation Ratings There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels  —  MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. S&P: A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows: SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 –– Speculative capacity to pay principal and interest. SHORT-TERM RATINGS MOODY’S: Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. S&P: A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong. A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
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B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. N.R.  –– An issuer designated N.R. is not rated. FITCH: Short Term Ratings F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments. F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. C –– High short-term default risk. Default is a real possibility. RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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Financial Statements The 2011 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.
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Appendix At March 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares: Multi-Style Equity Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 5.74% Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 38.12% Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.87% Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703, 35.97% Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 43.66% Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 26.27% Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 65.55% Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.46% Non U.S. Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 9.18% Non U.S. Fund - RIF GROWTH STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 6.63% Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 32.00% Core Bond Fund - RIF MODERATE STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 5.27% Core Bond Fund - RIF BALANCED STRATEGY FUND, RUSSELL IM&R, FUND OF FUNDS PORTFOLIO MANAGER, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 13.14% Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 54.91% Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 16.59% At March 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.87% Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 38.12% Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 35.97% Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 43.66%
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Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 65.55% Global Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 26.27% Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 32.00% Non U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 41.46% Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 54.91%
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RUSSELL INVESTMENT FUNDS
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone (800) 972-0700 STATEMENT OF ADDITIONAL INFORMATION Funds of Funds May 1, 2012, As Supplemented Through June 12, 2012 Russell Investment Funds (“RIF”) is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF has 10 investment portfolios, each referred to as a “Fund.” RIF offers Shares of beneficial interest in the Funds in multiple separate prospectuses. The Funds serve as the investment base for a variety of insurance products (the “Policies”) to be issued by one or more insurance companies (each referred to herein as an “Insurance Company”). This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds’ Prospectus dated May 1, 2012 and any supplements thereto. The Prospectus may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this SAI for future reference. Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectuses. This SAI incorporates by reference the RIF Underlying Funds’ Annual Reports to Shareholders for the year ended December 31, 2011 and the Russell Investment Company (“RIC”) Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2011. Copies of the Underlying Funds’ Annual Reports are available free of charge by calling Russell Investment Services at the above number. As of the date of this SAI, RIF is comprised of 10 Funds. This SAI describes the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy and Conservative Strategy Funds (collectively, the “Funds”), each of which invests in different combinations of other funds (the “Underlying Funds”) which invest in different combinations of stocks, bonds and cash equivalents.
FUND	TICKER
Equity Growth Strategy	RIFJX
Growth Strategy	RIFIX
Balanced Strategy	RIFHX
Moderate Strategy	RIFGX
Conservative Strategy	RIFFX
The Underlying Funds in which the Funds currently invest include shares of other RIF funds or shares of RIC funds. RIC is a registered investment company that has the same investment adviser as RIF. The Underlying Funds in which the Funds currently invest commenced operations on the dates indicated below:
FUND	INCEPTION DATE
RIF Multi-Style Equity Fund	January 3, 1997
RIC Russell U.S. Quantitative Equity Fund[1]	June 1, 1987
RIF Aggressive Equity Fund	January 3, 1997
RIF Global Real Estate Securities Fund[2]	May 3, 1999
RIC Russell Global Equity Fund[3]	March 1, 2007
RIF Non-U.S. Fund	January 3, 1997
RIC Russell Emerging Markets Fund[4]	February 1, 1993
RIF Core Bond Fund	January 3, 1997
RIC Russell Short Duration Bond Fund[5]	November 2, 1981
RIC Russell Investment Grade Bond Fund[6]	October 16, 1981
RIC Russell Commodity Strategies Fund	July 1, 2010
RIC Russell Global Opportunistic Credit Fund[7]	October 1, 2010
RIC Russell Global Infrastructure Fund	October 1, 2010
[1]	On September 2, 2008, the Equity Q Fund was renamed the Russell U.S. Quantitative Equity Fund. Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy and be renamed the Russell U.S. Defensive Equity Fund.
[2]	On May 1, 2011, the Real Estate Securities Fund was renamed the Global Real Estate Securities Fund.
[3]	On September 2, 2008, the Global Equity Fund was renamed the Russell Global Equity Fund.
[4]	On September 2, 2008, the Emerging Markets Fund was renamed the Russell Emerging Markets Fund
[5]	On September 2, 2008, the Short Duration Bond Fund was renamed the Russell Short Duration Bond Fund.

[6]	On September 2, 2008, the Fixed Income I Fund was renamed the Russell Investment Grade Bond Fund.
[7]	On March 1, 2011, the Russell Global Credit Strategies Fund was renamed the Russell Global Opportunistic Credit Fund.

Structure And Governance ORGANIZATION AND BUSINESS HISTORY. RIF was originally organized as a Maryland corporation and, on July 11, 1996, was reorganized as a Massachusetts business trust. RIF is currently organized and operating under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended, (the “Master Trust Agreement”) and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Sub-Trust by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Sub-Trust or any Class of any such Sub-Trust at any time by written notice to affected Shareholders. RIF is a registered open-end management investment company. Each of the Funds is a diversified investment company.  Each of the Underlying Funds in which the Funds invest is also a diversified investment company, except the RIC Russell Global Opportunistic Credit, RIC Russell Commodity Strategies and RIC Russell Global Infrastructure Funds. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. RIF is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio - a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares only to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission interpretations thereof. Under the Master Trust Agreement, RIF’s Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future. Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Currently, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the RIC Russell Commodity Strategies Fund, certain other Underlying Funds and Russell Investment Management Company (“RIMCo”) are not subject to registration or regulation as commodity pool operators under the CEA. However, the Commodity Futures Trading Commission (“CFTC”) has adopted certain rule amendments that significantly affect the availability of these exclusions, and may subject the RIC Russell Commodity Strategies Fund and certain other Underlying Funds, as well as RIMCo, to regulation by the CFTC. The scope of application of these amendments is still uncertain. Prior to the compliance date of the amendments, an Underlying Fund may consider steps, such as investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. If an Underlying Fund operates subject to CFTC regulation, it may incur additional expenses.

Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF’s Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value. Frank Russell Company (“FRC”) has the right to grant (and withdraw) the nonexclusive use of the name “Frank Russell,” “Russell” or any variation. SHAREHOLDER MEETINGS. RIF will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIF’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Trustees will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights. In connection with an exemptive order which RIF received from the SEC, it has committed to a “pass-through” voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions. CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIF, and hold office unless they retire (or upon reaching the mandatory retirement age of 72), resign or are removed by, in substance, a vote of two-thirds of RIF’s Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder “controls” RIF. For a list of shareholders owning 5% or more of the voting Shares of any Fund or more than 25% of the voting Shares of any Fund please refer to the Appendix at the end of this SAI. TRUSTEES AND OFFICERS. The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIF and does not manage operations on a day-to-day basis. The officers of RIF, all of whom are employed by and are officers of RIMCo, the Funds’ adviser, or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with RIF management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of RIF management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIMCo, but with RIF’s independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds while also seeking to provide for the Funds’ continued access to high quality services in the future. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers. Generally, a Trustee may be removed at any time by a vote of two-thirds of RIF Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities. The Trustees and officers of certain Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders. The Board of Trustees is currently comprised of eight Trustees, two of whom are interested Trustees. There are six Independent Trustees on the Board, including Kristianne Blake who serves as the Chair of the Board and has since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Funds’ senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of manager structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. RIF’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) RIF’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the Independent Registered Public Accounting Firm’s qualifications and independence, and (d) the performance of RIF’s Independent Registered Public Accounting Firm; (2) to oversee the preparation of an Audit Committee report as required by the Securities and Exchange Commission to be included in RIF’s Form N-CSR or any proxy statement, as applicable; (3) to oversee RIF’s accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIF’s Independent Registered Public Accounting Firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIF’s Independent Registered Public Accounting Firm, submits a recommendation to the Board as to the selection of the Independent Registered Public Accounting Firm, and pre-approves (i) all audit and non-audit services to be rendered by the Independent Registered Public Accounting Firm for RIF, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, relating to the operations and financial reporting of RIF, and (iii) all non-audit services relating to the operations and financial reporting of RIF, provided to RIMCo, or any affiliate thereof that provides ongoing services to RIF, by any auditors with an ongoing relationship with RIF. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Messrs. Jack R. Thompson and Jonathan Fine and Ms. Kristianne Blake, each of whom is an Independent Trustee. For the fiscal year ended December 31, 2011, the Audit Committee held four meetings. RIF’s Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of the Trust, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trust. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Sandra Cavanaugh. For the fiscal year ended December 31, 2011, the Investment Committee held four meetings. RIF’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIF for independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or Funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Mr. Raymond P. Tennison, Jr. and Mses. Julie W. Weston and Kristianne Blake, each of whom is an independent Trustee. For the fiscal year ended December 31, 2011, the Nominating and Governance Committee held one meeting. RIF paid $49,783 in the aggregate for the fiscal year ended December 31, 2011 to the Trustees who are not officers or employees of RIMCo or its affiliates. Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIF’s officers and employees are paid by RIMCo or its affiliates. Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations. The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 41 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert;” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
#Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2010 • Trustee since 2010	• Appointed until successor is duly elected and qualified • Until successor is chosen and qualified by Trustees
• President and CEO RIC and RIF
•Chairman of the Board, President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)
•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
			• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)	51	None
##Daniel P. Connealy Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2003	• Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2006 • Chairman of the Investment Committee since 2010	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	• Director, Avista Corp (electric utilities); •Trustee, Principal Investor Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)
Jonathan Fine Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2004	• Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	•Trustee since 2005 • Chairman of the Audit Committee, RIC and RIF since 2012	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)
Julie W. Weston Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2002	• Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None
*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
*George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None
*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees
• Chief Compliance Officer, RIC
•Chief Compliance Officer, RIF
• 2005-2011 Chief Compliance Officer, RIMCo
•Chief Compliance Officer, RFSC
• Chief Compliance Officer, Russell Exchange Traded Funds Trust
Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees
• President and CEO, RIC and RIF
•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.
• Chairman of the Board, President and CEO, RFSC
•Director, RIMCo
• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))
• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank
• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.
• 1997 to 2007, President – WM Funds Distributor & Shareholder Services/WM Financial Services
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust
• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.
• Treasurer and Principal Accounting Officer, SSgA Funds
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF •Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific
Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees
• 1999 to 2010 Assistant Secretary, RIC and RIF
•Associate General Counsel, FRC
• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.
•Secretary and Chief Legal Officer, RIC and RIF
• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

Trustee Compensation Table
For The Fiscal Year Ended December 31, 2011
	Aggregate Compensation From RIF	Pension Or Retirement Benefits Accrued As Part Of RIF Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From RIF And Russell Fund Complex Paid To Trustees
INTERESTED TRUSTEES
Sandra Cavanaugh	$0	$0	$0	$0
Daniel P. Connealy	$6,759	$0	$0	$141,500
INDEPENDENT TRUSTEE
Thaddas L. Alston	$6,710	$0	$0	$140,500
Kristianne Blake	$9,848	$0	$0	$205,500
Jonathan Fine	$6,019	$0	$0	$128,000
Raymond P. Tennison, Jr.	$6,441	$0	$0	$136,500
Jack R. Thompson	$6,019	$0	$0	$125,500
Julie W. Weston	$6,145	$0	$0	$130,500
TRUSTEES EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
Paul E. Anderson*	$1,842	$0	$0	$41,600
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2011
	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Russell Fund Complex
INTERESTED TRUSTEE
Sandra Cavanaugh	None	None
Daniel P. Connealy	None	Over $100,000
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	Over $100,000
Kristianne Blake	None	Over $100,000
Jonathan Fine	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000
Julie W. Weston	None	Over $100,000
TRUSTEES EMERITUS
George F. Russell, Jr.	None	None
Paul E. Anderson*	None	None
*	Effective December 31, 2011, Mr. Anderson’s term as Trustee Emeritus expired.
Operation Of RIF SERVICE PROVIDERS. Most of RIF’s necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:
Money Manager Research Services and Trade Placement Agent	Frank Russell Company
Adviser	Russell Investment Management Company

Administrator and Transfer and Dividend Disbursing Agent	Russell Fund Services Company
Money Managers for the Underlying Funds	Multiple professional discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Financial Services, Inc.
MONEY MANAGER RESEARCH SERVICES AND TRADE PLACEMENT AGENT. FRC, the corporate parent of RIMCo, was responsible for organizing and reorganizing RIF and provides ongoing money manager research and trade placement services to RIF and RIMCo, as described in the Prospectuses. Neither RIMCo nor RIF compensates FRC for its services. FRC is a diversified financial services company that provides a variety of financial services and products to and through unincorporated divisions and wholly owned subsidiaries. As affiliates, FRC and RIMCo may establish certain intercompany cost allocations that reflect the services supplied to RIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIC and RIF, is the Chairman Emeritus of FRC. RIMCo is a wholly owned subsidiary of FRC. FRC is a subsidiary of Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. For clients seeking personal financial security or security for their business or estate, Northwestern Mutual, its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services that address client needs for financial protection, wealth accumulation, estate preservation and asset distribution. ADVISER. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. Because RIMCo’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIMCo may have a conflict of interest. It is the policy of RIMCo to manage each Fund and Underlying Fund in the best interests of its shareholders. To this end, RIMCo requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell’s Investment Strategy Committee based on the recommendation’s investment merits. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among money managers, oversees and evaluates their performance results. All assets of the Funds are allocated to Underlying Funds. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. RIMCo allocates most, currently at least 80%, of each Underlying Fund’s assets to multiple money managers unaffiliated with RIMCo. RIMCo manages the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include an Underlying Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Underlying Fund’s portfolio characteristics as a means to manage the Underlying Fund’s risk factor exposures. RIMCO may also manage portions of an Underlying Fund during transitions between money managers. RIMCo, as agent for RIF, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIMCo. The remainder of the advisory fee is retained by RIMCo as compensation for the services described above and to pay expenses. Each of the Funds pays an advisory fee directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the applicable Prospectus for the Funds’ annual advisory percentage rates.) RIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. ADMINISTRATOR. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Each of the Funds pays an administrative fee directly to RFSC, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RFSC pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund. The following Funds paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2011, 2010, and 2009, respectively:
Funds of Funds	12/31/11	12/31/10	12/31/09
Equity Growth Strategy	$59,808	$46,372	$30,389
Growth Strategy	208,887	144,490	88,473
Balanced Strategy	373,168	255,754	152,062
Moderate Strategy	131,825	87,388	48,290
Conservative Strategy*	460	N/A	N/A
*	Since no shares of Conservative Strategy Fund were issued during the fiscal years ended December 31, 2010 and 2009 that Fund did not pay RIMCo any advisory fees for those periods.
The following paragraphs list the current waivers for the Funds and those that were in effect during the last three fiscal years. Current Waivers: Effective April 30, 2009 for each Fund individually, RIMCo has contractually agreed, until April 30, 2013, to waive up to the full amount of its 0.20% advisory fee and then reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. These waivers and reimbursements may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. Past Waivers: Effective April 30, 2009 for each Fund individually, RIMCo had contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. From January 1, 2009 through April 29, 2009, RIMCo had agreed to waive up to the full amount of its 0.20% advisory fee for the Funds and then to reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed the average daily net assets of the Funds on an annual basis by the following amounts:
Conservative Strategy Fund	0.18%
Moderate Strategy Fund	0.11%
Balanced Strategy Fund	0.08%
Growth Strategy Fund	0.04%
Equity Growth Strategy Fund	0.04%
Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. For the fiscal years ended December 31, 2011, 2010 and 2009, respectively, RIMCo and RFSC waived and/or reimbursed fees in the following amounts for the LifePoints Funds Variable Target Portfolio Series: Equity Growth Strategy Fund: $117,472, $99,510, and $76,666; Growth Strategy Fund: $250,745, $211,381 and $137,477; Balanced Strategy Fund: $401,734, $331,598, and $195,833; and Moderate Strategy Fund: $180,340, $147,945, and $91,338. No shares of the Conservative Strategy Fund were issued during the fiscal years ended December 31, 2010 and 2009, respectively. For the fiscal year ended December 31, 2011, RIMCo waived fees for the Conservative Strategy Fund in the following amount: $41,993. Each of the Funds will indirectly bear their proportionate share of the advisory fee or administrative fee paid by the Underlying Funds to RIMCo and RSFC, respectively.

The RIF Underlying Funds in which the Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended December 31, 2011, 2010 and 2009:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
RIF Multi-Style Equity	$2,873,735	$2,717,357	$2,332,843	0.73%	0.73%	0.73%
RIF Aggressive Equity	1,696,409	1,502,450	1,183,799	0.90	0.90	0.90
RIF Non-U.S.	3,252,336	2,949,565	2,467,443	0.90	0.90	0.90
RIF Global Real Estate Securities	3,955,132	3,581,738	2,509,123	0.80	0.80	0.80
RIF Core Bond	2,804,598	2,435,075	1,883,375	0.55	0.55	0.55
The RIC Underlying Funds in which the Funds currently invest paid RIMCo the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2011, 2010 and 2009, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
RIC Russell U.S. Quantitative Equity	$16,304,261	$21,270,160	$20,791,069	0.55%	0.55%	0.55%
RIC Russell Global Equity	25,673,551	15,039,474	7,743,546	0.95	0.95	0.95
RIC Russell Emerging Markets	21,050,811	15,460,798	11,326,789	1.15	1.15	1.15
RIC Russell Short Duration Bond	4,301,073	3,443,632	1,984,923	0.45	0.45	0.45
RIC Russell Investment Grade Bond	4,067,055	3,568,268	2,517,898	0.25	0.25	0.25
RIC Russell Commodity Strategies*	15,456,023	4,281,573	N/A	1.25	1.25	N/A
RIC Russell Global Opportunistic Credit**	7,289,867	353,312	N/A	1.00	1.00	N/A
RIC Russell Global Infrastructure**	9,634,063	442,142	N/A	1.25	1.25	N/A
*	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
**	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
RIMCo has contractually agreed to waive all or a portion of its advisory fees for certain RIF and RIC Underlying Funds. This arrangement is not part of the Advisory Agreement with RIF or the Advisory Agreement with RIC and may be changed or discontinued. RIMCo currently calculates its advisory fee based on a Fund’s average daily net assets. The following paragraphs list the current waivers and those that were in effect for the Underlying Funds during the last three fiscal years. Current Underlying Fund Waivers: For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2013, to waive 0.05% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, until February 28, 2013 to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, the Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 28, 2013, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. These waivers may not be terminated during the relevant period except with Board approval. For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.25% of its 1.25% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval. For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Past Underlying Fund Waivers: For the Multi-Style Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,299,217 for the fiscal year ended December 31, 2009. For the Aggressive Equity Fund, RIMCo had contractually agreed from May 1, 2009 through April 30, 2012 to waive 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $1,402,287 and $1,583,315 for the fiscal years ended December 31, 2010 and 2011, respectively. For the Aggressive Equity Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,037,635 for the fiscal year ended December 31, 2009. For the Global Real Estate Securities Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.80% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.10% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.10% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,509,123 for the fiscal year ended December 31, 2009. For the Non-U.S. Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.06% of its 0.90% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,752,927 and $3,035,514 for the fiscal years ended December 31, 2010 and 2011, respectively. For the Non-U.S. Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $2,236,939 for the fiscal year ended December 31, 2009. For the Core Bond Fund, RIMCo had contractually agreed to waive from May 1, 2009 through April 30, 2012 0.07% of its 0.55% advisory fee. As a result of the waivers, the Fund paid advisory fees of $2,125,156 and $2,447,649 for the fiscal years ended December 31, 2010 and 2011, respectively. For the Core Bond Fund, RIMCo had contractually agreed to waive from January 1, 2009 through April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level operating expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. As a result of the waivers and/or reimbursements, the Fund paid advisory fees of $1,645,530 for the fiscal year ended December 31, 2009. Effective October 1, 2010, for the Russell Short Duration Bond Fund, RIMCo contractually agreed, until February 29, 2012 to waive 0.05% of its 0.45% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $38,096 and $477,897, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $3,405,536 and $3,823,176 for the fiscal years ended October 31, 2010 and 2011, respectively.

For the Russell Commodity Strategies Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. Additionally, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $1,397,975 and $6,230,167, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $2,171,247 and $12,364,742 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Infrastructure Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.25% of its 1.25% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $119,661 and $1,926,813, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $322,481 and $7,707,250 for the fiscal years ended October 31, 2010 and 2011, respectively. For the Russell Global Opportunistic Credit Fund, RIMCo contractually agreed, until February 29, 2012, to waive 0.27% of its 1.00% advisory fee. The total amount of the waivers for the periods ended October 31, 2010 and 2011 were $99,108 and $1,968,275, respectively. There were no reimbursements for the periods ended October 31, 2010 and 2011. As a result of the waiver, the Fund paid advisory fees of $254,204 and $5,321,593 for the fiscal years ended October 31, 2010 and 2011, respectively. From its fee, RIMCo, as agent for RIF, pays all fees to the money managers  of the Underlying Funds for their investment selection services. The tables in the section entitled “Money Managers” set forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo with respect to the Underlying Funds for the fiscal years ended December 31, 2011, 2010 and 2009:
	$ Amount Retained			Annual Rate (as a% of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
RIF Multi-Style Equity	$2,093,375	$1,953,645	$1,675,398	0.53%	0.52%	0.52%
RIF Aggressive Equity	960,052	864,890	674,242	0.51	0.52	0.51
RIF Non-U.S.	2,276,310	2,068,853	1,700,300	0.63	0.63	0.62
RIF Global Real Estate Securities	2,492,930	2,520,212	1,746,242	0.50	0.56	0.56
RIF Core Bond	2,315,554	2,010,252	1,517,233	0.45	0.45	0.44
From its advisory fees, RIMCo, as agent for RIC and RIF, pays all fees to the money managers  of the Underlying Funds for their investment advisory services. The table in the next section entitled “Money Managers” sets forth the fees paid to money managers of the Underlying Funds. The following table sets forth the net advisory fees retained by RIMCo for the fiscal years ended October 31, 2011, 2010 and 2009, respectively :
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
RIC Russell U.S. Quantitative Equity	$10,820,601	$14,984,988	$14,754,504	0.37%	0.39%	0.39%
RIC Russell Global Equity	16,246,223	9,060,075	4,446,733	0.60	0.57	0.55
RIC Russell Emerging Markets	13,177,254	9,210,156	6,778,209	0.72	0.69	0.69
RIC Russell Short Duration Bond	3,446,215	2,789,282	1,539,840	0.36	0.36	0.35
RIC Russell Investment Grade Bond	2,786,515	2,462,370	1,630,144	0.17	0.17	0.16
RIC Russell Commodity Strategies*	12,932,465	3,662,357	N/A	1.05	1.18	N/A
RIC Russell Global Opportunistic Credit**	4,530,407	143,312	N/A	0.62	0.46	N/A
RIC Russell Global Infrastructure**	7,014,987	442,142	N/A	0.91	1.25	N/A
*	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
**	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.

PORTFOLIO MANAGERS. The RIMCo Managers (RIMCo’s employees who manage the RIF Funds and Underlying Funds, oversee the allocation of Fund assets to the Underlying Funds or the money managers  of the Underlying Funds and have primary responsibility for the management of the Funds and Underlying Funds) are compensated by RIMCo with salaries, bonuses (paid in cash), profit sharing contributions and in some cases participation in a long-term incentive plan. Salaries are fixed annually and are driven by the market place. Compensation is not affected by an increase in Fund assets. Bonuses for the RIMCo Managers of the Funds are assessed by senior management based on the following:
  Qualitative measures, such as a RIMCo Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIMCo’s investment process.
  Quantitative measures (fund performance). RIMCO Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is equally assessed relative to the Fund’s index benchmark and relevant peer group. Fund weightings for each RIMCo Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). RIMCo Managers may be responsible for one or more Funds. These Funds and the assessment weighting for each Fund is recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end to be used in the RIMCo Manager’s evaluation.
RIMCo Manager evaluations, salary and bonus recommendations are conducted and reviewed by Russell asset class CIOs. Russell’s compensation committee approves salaries and bonuses after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer. Profit sharing contributions are typically made quarterly and are calculated as a percentage of the RIMCo Manager’s salary. The percentage is fixed and is the same percentage for all RIMCo employees who receive profit sharing contributions. The long-term incentive plan provides key professionals with future cash payments the value of which is tied to FRC’s financial performance. Awards under the long-term incentive plan are based on expected future contribution to the success of FRC. The assessment of expected future contribution is qualitative in nature and is determined by a RIMCo Manager’s manager and approved by senior executives. RIMCo Managers earning over a specified amount of cash compensation (salary plus bonus) are eligible to participate in the deferred compensation plan which allows the RIMCo Manager to elect to defer a portion of her/his cash compensation. Deferred amounts earn the return of an asset allocated mix of RIF Funds selected by the RIMCo Manager. Equity Securities Beneficially Owned By Rimco Managers In The Funds
They Manage For The Fiscal Year Ended December 31, 2011
RIMCo Manager Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIMCo Manager
John Greves	None	Equity Growth Strategy
	None	Growth Strategy
	None	Balanced Strategy
	None	Moderate Strategy
	None	Conservative Strategy
RIMCo Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell’s investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIMCo Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then select Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIMCo Managers make money manager or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIMCo Managers of Underlying Funds utilize Russell’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIMCo Managers of funds of funds utilize Russell proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations to the Underlying Funds to meet the unique investment needs of the various funds they manage. At the core of Russell’s investment process is a robust oversight and peer review program for money manager selection. for the Underlying Funds and asset allocation for the funds of funds. For RIMCo managers of Underlying Funds it includes the hiring, termination and retention of money managers. For fund of funds asset allocations, this process includes defining a fund’s objective and determining appropriate ways to measure performance. This process is overseen by Russell’s Investment Strategy Committee (ISC) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class. Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell, it is the RIMCo Manager’s responsibility to determine which portfolios receive the allocation. These allocations are reviewed and approved by the ISC before implementation. In cases where a RIMCo Manager is managing multiple portfolios and must allocate a manager differently across his funds, both the asset class CIO and the ISC must review and ratify the recommendations. Other Accounts Managed By Rimco Managers
And Assets Under Management In The Accounts
As Of December 31, 2011
RIMCo Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
John Greves	2	$6.5	10	$1,116.6	--	--	$1,123.1
Further information on the RIMCo Managers of the Underlying Funds is available in the Underlying Funds’ Statement of Additional Information. MONEY MANAGERS. The money managers  of the Underlying Funds are not affiliates of RIF or RIMCo, other than as discretionary managers for a portion of an Underlying Fund’s portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary managers for Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization. From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the fiscal years ended December 31, 2011, 2010 and 2009, fees paid to the money managers were:
	$ Amount Paid			Annual Rate (as a % of average daily net assets)
Fund	2011	2010	2009	2011	2010	2009
RIF Multi-Style Equity	$780,360	$763,712	$657,445	0.20%	0.21%	0.21%
RIF Aggressive Equity	736,357	637,560	509,557	0.39	0.38	0.39
RIF Non-U.S.	976,026	880,712	767,143	0.27	0.27	0.28
RIF Global Real Estate Securities	1,462,202	1,061,526	762,881	0.30	0.24	0.24
RIF Core Bond	489,044	424,823	366,142	0.10	0.10	0.11

From its advisory fees received from the Underlying Funds, RIMCo, as agent for RIC, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the Underlying Funds’ fiscal years ended October 31, 2011, 2010 and 2009, fees paid to the money managers of the Underlying Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Underlying Fund	2011	2010	2009	2011	2010	2009
RIC Russell U.S. Quantitative Equity	$5,483,660	$6,285,172	$6,036,565	0.18%	0.16%	0.16%
RIC Russell Global Equity	9,427,328	5,979,399	3,296,813	0.35	0.38	0.40
RIC Russell Emerging Markets	7,873,557	6,250,642	4,548,580	0.43	0.46	0.46
RIC Russell Short Duration Bond	854,858	654,350	445,083	0.09	0.09	0.10
RIC Russell Investment Grade Bond	1,280,540	1,105,898	887,754	0.08	0.08	0.09
RIC Russell Commodity Strategies*	2,523,558	619,216	N/A	0.20	0.07	N/A
RIC Russell Global Opportunistic Credit**	2,759,460	210,000	N/A	0.38	0.54	N/A
RIC Russell Global Infrastructure**	2,619,076	--	N/A	0.34	--	N/A
*	The Russell Commodity Strategies Fund commenced operations on July 1, 2010.
**	The Russell Global Infrastructure and Russell Global Opportunistic Credit Funds commenced operations on October 1, 2010.
Each money manager has agreed that it will look only to RIMCo for the payment of the money manager’s fee, after RIF and RIC have each paid RIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds. DISTRIBUTOR. Russell Financial Services, Inc. (the “Distributor”) serves as the distributor of RIF Shares. The Distributor receives no compensation from RIF for its services . The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly owned subsidiary of RIMCo and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIF. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each of the Underlying Funds for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. TRANSFER AND DIVIDEND DISBURSING AGENT. RFSC serves as transfer and dividend disbursing agent for RIF. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIF. RFSC retains a portion of this fee for its services provided to RIF and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of RIF. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PricewaterhouseCoopers LLP is 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101. CODES OF ETHICS. RIF, RIC, RIMCo, Russell Financial Services, Inc. and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Underlying Fund’s shareholders. The codes of ethics are designed to prevent affiliated persons of RIF, RIC, RIMCo, Russell Financial Services, Inc. and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public. Because each money manager is an entity not affiliated with RIF, RIC or RIMCo, RIMCo relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIMCo with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code. UNDERLYING FUND EXPENSES. The Underlying Funds will pay all their expenses other than those expressly assumed by RIMCo and RFSC. The principal expense of the Underlying Funds is the annual advisory fee and annual administrative fee, payable to RIMCo and RFSC, respectively. The Underlying Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF or RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets. FUND OPERATING EXPENSES. The Funds will pay all their expenses other than those expressly assumed by RIMCo. The principal expense of the Funds is the annual advisory fee and administrative fee payable to RIMCo and RFSC, respectively. The Funds’ other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets. Additionally, each Fund, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. VALUATION OF FUND SHARES. The net asset value per share is calculated separately for each Fund on each business day on which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday, except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for each Fund by dividing the current value of the Fund’s assets less liabilities by the number of Shares of the Fund outstanding and rounding to the nearest cent. PRICING OF SECURITIES. The Shares of the Underlying Funds held by each Fund are valued at their net asset value. The Underlying Funds may value certain securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees and delegated to RFSC to administer. Market quotations for non-U.S. securities, either individually or collectively, may not be considered to be readily available if a significant event, including but not limited to an increase or decrease in U.S. market indices meeting standards of significance specified in the procedures established by the Board (which standards of significance are subject to change), occurs after the close of the non-U.S. markets on which such securities are traded. If you hold Shares in a Fund that invests in these Underlying Funds which hold portfolio securities listed primarily on non-U.S. exchanges, the net asset value of that Fund’s Shares may change on a day when you will not be able to purchase or redeem that Fund’s Shares. This is because the value of those Underlying Funds’ portfolio securities may change on weekends or other days when the Fund does not price its Shares.

PORTFOLIO TURNOVER RATES OF THE FUNDS. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of Underlying Fund Shares for the particular year, by the monthly average value of the Underlying Fund Shares owned by the Fund during the year. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus. The portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 were:
Funds	12/31/11	12/31/10
Equity Growth Strategy	15%	42%
Growth Strategy	10	29
Balanced Strategy	8	23
Moderate Strategy	10	45
Conservative Strategy*	5	N/A
*	No Shares of the Conservative Strategy Fund were issued during the fiscal year ended December 31, 2010.
PORTFOLIO TRANSACTION POLICIES AND TURNOVER RATES OF THE UNDERLYING FUNDS. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by RIMCo or the money manager for the Underlying Funds’ cash reserves. The Underlying Funds may sell securities for a variety of reasons, including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Underlying Funds may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund. The portfolio turnover rates for certain multi-manager Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy and sell securities independently from other money managers. Thus, one money manager could decide to sell a security when another money manager for the same Underlying Fund (or for another series of RIC or RIF) decides to purchase the same security. In addition, when a money manager’s services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The portfolio turnover rates for the fiscal years ended December 31, 2011 and 2010 and October 31, 2011 and 2010, respectively, were:
Underlying Funds	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2010
RIF Multi-Style Equity Fund	133%	105%
RIF Aggressive Equity Fund	105	107
RIF Non-U.S. Fund	49	49
RIF Global Real Estate Securities Fund	57	150
RIF Core Bond Fund	203	195
Underlying Funds	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2010
RIC Russell U.S. Quantitative Equity Fund	142%	102%
RIC Russell Global Equity Fund	83	74
RIC Russell Emerging Markets Fund	73	67
RIC Russell Short Duration Bond Fund	339	195
RIC Russell Investment Grade Bond Fund	187	157
RIC Russell Commodity Strategies Fund	123	11
RIC Russell Global Opportunistic Credit Fund	126	4
RIC Russell Global Infrastructure Fund	145	8
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities (see “Taxes”).

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures. Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board of Trustees or Chief Compliance Officer, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information. Public Disclosures of Portfolio Holdings Information Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. No disclosure of the portfolio holdings for RIF’s LifePoints Funds may be made except to comply with applicable legal or regulatory requirements, such as required periodic portfolio disclosure in filings with the SEC.  The Funds’ top ten portfolio holdings will be distributed to each shareholder (i.e. the insurance companies) no later than 15 calendar days after each month end. RIF’s shareholders may redistribute RIF’s top ten holdings to owners of variable insurance products for which RIF is an investment option. Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIMCo may, consistent with the statement of policy set forth above and with the prior approval of the Chief Compliance Officer, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds of Funds’ portfolio holdings. Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies. Non-Public Disclosures of Portfolio Holdings Information RIMCo and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios and receipt of relevant research. Mellon Analytical Solutions, FactSet Research Systems Inc., Vestek, Advent Software, Inc., Brown Brothers Harriman, Pace, Interactive Data Corporation and Electra Information Systems provide such services to RIMCo and the money managers and as such may receive monthly, weekly and daily portfolio holdings. RIMCo and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes. In addition, the Funds’ custodian generates daily portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), Glass Lewis & Co. (“Glass Lewis”) and Risk Metrics Group, Inc. (“RiskMetrics”) provide performance reporting services and proxy voting and class action registration services to RIMCo, respectively. CTI, Glass Lewis and RiskMetrics receive daily portfolio holdings information in connection with their services to RIMCo. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers. From time to time rating and ranking organizations such as iMoneyNet, Crane Data LLC, Standard & Poor’s, Moody’s, Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds’ shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information. No compensation or other consideration is paid to the Funds, RIMCo or the money managers for any non–public disclosure of portfolio holdings information.

Administration of the Portfolio Holdings Disclosure Policies The Chief Compliance Officer will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the Chief Compliance Officer or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RFSC Fund Administration and RIMCo’s Investment Management and Research Division, to inform the Chief Compliance Officer of any third parties receiving portfolio holdings information which has not previously been disclosed. The Chief Compliance Officer is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ Chief Compliance Officer. If the Chief Compliance Officer deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board of Trustees, as required by Rule 38a-1. The Chief Compliance Officer also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board of Trustees. Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board of Trustees. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board of Trustees; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the Chief Compliance Officer. All such waivers and exceptions by the Chief Compliance Officer will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. PROXY VOTING POLICIES AND PROCEDURES. The Funds invest in the Underlying Funds. Each Fund will vote in the same manner and proportion as the votes cast by other shareholders of the Underlying Funds in which the Fund invests. The Board has delegated to RIMCo, as RIF and RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIMCo has also hired a third party service provider to serve as proxy administrator (“Administrator”), although RIMCo (whether acting directly or through the Committee) retains final authority with respect to proxy voting. The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIMCo’s clients and to enable the Committee to resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIMCo or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator. The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Administrator is obligated to vote all proxies as set forth in the Guidelines. The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
  Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
  In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
  In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
  In regards to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
  Generally, proxies are voted for executive and director stock option plans unless the Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
  In connection with social and environmental matters, proxies will generally be voted for management social, political or environmental proposals unless the Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis. However, in regards to shareholder social, political, nuclear safety, land use, ecological or environmental proposals, proxies may be assessed on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Administrator is obligated to request additional direction from the Committee. The Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information. To the extent that any shares of an Underlying Fund are owned directly by any other Fund, those shares will be voted directly by the Fund in the same proportion as all other votes received from the other holders of such Underlying Fund’s shares. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at http://www.russell.com and on the SEC’s website at http://www.sec.gov. BROKERAGE ALLOCATIONS. Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager of the Underlying Fund or by RIMCo. RIF’s and RIC’s arrangements with RIMCo and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIMCo and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF’s and RIC’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act. In the case of securities traded in the over-the-counter market and depending on where the money manager or RIMCo believes best execution is available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.

A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with RIMCo or the money manager, as well as with brokers affiliated with other money managers. The Underlying Funds effect certain transactions through Russell Implementation Services, Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions for the Underlying Funds or (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIMCo determines not to allocate to money managers, including assets RIMCo may manage to manage risk in an Underlying Fund’s investment portfolio and for each Fund’s cash reserves. The Underlying Funds will effect transactions through Recapture Services, a division of BNY ConvergEX Execution Solutions LLC (“Recapture Services”) and its global network of unaffiliated correspondent brokers. Trades placed through Recapture Services and its correspondents are used (i) to obtain research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to, and RIMCo may with respect to transactions it places, effect transactions with or through Recapture Services and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Underlying Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers direct though Recapture Services based upon several factors including asset class and investment style, among others. Research services provided to RIMCo by Recapture Services or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients. Decisions concerning the acquisition of research services by RIMCo are approved and monitored by a FRC Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIMCo using soft commissions generated by funds managed by FRC affiliates, including the Underlying Funds. Recapture Services or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Recapture Services and its correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIMCo’s research needs have been met. Recapture Services retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIMCo or commission recapture to the Underlying Funds. Trades through Recapture Services and its correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services. Additionally, a money manager may independently effect transactions through Recapture Services and its correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients. BROKERAGE COMMISSIONS. During the Underlying Funds’ fiscal years ended December 31, 2011, 2010, and 2009 the total brokerage commissions paid by the Underlying Funds were:
December 31,	2011	2010	2009
RIF Multi-Style Equity Fund	$580,276	$546,035	$739,055
RIF Aggressive Equity Fund	354,261	348,458	540,994
RIF Global Real Estate Securities Fund	729,424	983,683	902,886

December 31,	2011	2010	2009
RIF Non-U.S. Fund	399,701	370,744	604,432
RIF Core Bond Fund	31,306	23,930	22,047
During the RIC Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009, the total brokerage commissions paid by the RIC Underlying Funds were:
October 31,	2011	2010	2009
RIC Russell U.S. Quantitative Equity Fund	$3,040,849	$4,494,437	$4,783,446
RIC Russell Global Equity Fund	3,448,234	2,934,741	1,688,155
RIC Russell Emerging Markets Fund	3,186,508	2,227,998	2,188,947
RIC Russell Short Duration Bond Fund	39,374	38,901	57,763
RIC Russell Investment Grade Bond Fund	78,990	92,779	81,718
RIC Russell Global Infrastructure Fund*	3,180,676	564,396	N/A
*	The RIC Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The principal reasons for changes in several Underlying Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions and (4) Fund mergers. The RIC Global Opportunistic Credit, RIC Russell Investment Grade Bond, RIC Russell Short Duration Bond and RIC Russell Commodity Strategies Funds normally do not pay a stated brokerage commission on transactions, but may pay brokerage commissions on trading associated with changes in money managers. During the Underlying Funds’ fiscal year ended December 31, or October 31, 2011, approximately $1,115,701 of the brokerage commissions of the Underlying Funds were directed to brokers who provided brokerage or research services to RIMCo. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchases or sellers of securities, (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith. Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the RIF Underlying Funds’ fiscal years ended December 31, 2011, 2010, and 2009 from portfolio transactions effected for the RIF Underlying Funds were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	2,470	0.697%	0.853%
Total:	2,470	0.697%	0.853%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	68,015	11.721%	15.751%
Total:	68,015	11.721%	15.751%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	13,688	3.425%	2.976%
Total:	13,688	3.425%	2.976%
Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.
Total:

Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	4,098	1.176%	0.811%
Total:	4,098	1.176%	0.811%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	28,315	5.186%	6.337%
Total:	28,315	5.186%	6.337%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	2,335	0.63%	0.437%
Total:	2,335	0.63%	0.437%
Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	367,953	37.406%	40.92%
Total:	367,953	37.406%	40.92%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Aggressive Equity Fund
RIMCo
Russell Implementation Services, Inc.	38,392	7.097%	3.705%
Total:	38,392	7.097%	3.705%
Multi-Style Equity Fund
RIMCo
Russell Implementation Services, Inc.	55,013	7.444%	3.682%
Total:	55,013	7.444%	3.682%
Non-U.S. Fund
RIMCo
Russell Implementation Services, Inc.	192,635	31.87%	13.508%
Total:	192,635	31.87%	13.508%
Global Real Estate Securities Fund
RIMCo
Russell Implementation Services, Inc.	57,406	6.358%	5.046%
Total:	57,406	6.358%	5.046%
Gross brokerage commissions received by affiliated broker/dealers from affiliated money managers for the RIC Underlying Funds’ fiscal years ended October 31, 2011, 2010, and 2009 from portfolio transactions effected for the RIC Underlying Funds, were as follows:
Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	527,822	16.564%	9.158%
	UBS Global Asset Management
		UBS Securities LLC	3,658	0.115%	0.082%
Total:			531,480	16.679%	9.240%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	438,332	12.712%	12.586%
Total:			438,332	12.712%	12.586%
Russell Global Infrastructure Fund

Fund Name	RIMCo/Money Manager	Affiliated Broker	2011 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
	Macquarie Capital Investment Management LLC
		Macquarie Group Limited	6,110	0.192%	0.326%
	RIMCo
		Russell Implementation Services, Inc.	46,135	1.450%	1.891%
Total:			52,245	1.642%	2.217%
Russell U.S. Quantitative Equity Fund
	Mellon Capital Management Corporation
		Lynch, Jones & Ryan, Inc.
	RIMCo
		Russell Implementation Services, Inc.	611,802	20.119%	12.830%
Total:			611,802	20.119%	12.830%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2010 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	25,453	1.142%	0.655%
	UBS Global Asset Management
		UBS Securities LLC	636	0.029%	0.007%
Total:			26,089	1.171%	0.662%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	652,156	22.222%	15.757%
Total:			652,156	22.222%	15.757%
Russell Global Infrastructure Fund
	Macquarie Capital Investment Management LLC
		Macquarie Group Limited	437	0.077%	0.048%
	RIMCo
		Russell Implementation Services, Inc.	379,072	67.164%	32.12%
Total:			379,509	67.241%	32.167%
Russell U.S. Quantitative Equity Fund
	Mellon Capital Management Corporation
		Lynch, Jones & Ryan, Inc.
	RIMCo
		Russell Implementation Services, Inc.	1,448,904	32.24%	15.36%
Total:			1,448,904	32.238%	15.357%
Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
Russell Emerging Markets Fund
	RIMCo
		Russell Implementation Services, Inc.	33,930	1.55%	0.438%
	UBS Global Asset Management

Fund Name	RIMCo/Money Manager	Affiliated Broker	2009 Total (USD)	Percent of Fund’s Commission	Percent of Fund’s Principal
		UBS Securities LLC	2,439	0.111%	0.264%
Total:			36,369	1.661%	0.702%
Russell Global Equity Fund
	RIMCo
		Russell Implementation Services, Inc.	310,577	18.397%	8.284%
Total:			310,577	18.397%	8.284%
Russell Global Infrastructure Fund*
	RIMCo
		Russell Implementation Services, Inc.
	Macquarie Capital Investment Management LLC
		Macquarie Group Limited
Total:
Russell U.S. Quantitative Equity Fund
	Mellon Capital Management Corporation
		Lynch, Jones & Ryan, Inc.	194,206	4.06%	0.745%
	RIMCo
		Russell Implementation Services, Inc.	1,446,799	30.246%	8.07%
Total:			1,641,005	34.306%	8.814%
*	The Russell Global Infrastructure Fund commenced operations on October 1, 2010.
The percentage of total affiliated transactions (relating to trading activity) to total transactions during the fiscal year ended December 31, or October 31, 2011 for the Underlying Funds was 11.46%. During the RIF Underlying Funds’ fiscal year ended December 31, 2011, the RIF Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The values of broker-dealer securities, held as of December 31, 2011, were as follows: Brokers by Commission for the RIF Underlying Funds’ fiscal year ended December 31, 2011:
Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Barclays Capital, Inc.				2,605,310	1,730,825
BNY Mellon Securities LLC	2,261,776				76,250
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
Investment Technology Group, Inc.		175,122
J.P. Morgan Securities, Inc.	7,820,965				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	486,777	375,118
Knight Equity Markets LP		557,928
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	910,826			700,000	22,701,802

Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Nomura Bank			1,616,579
UBS Securities LLC			1,570,000	2,389,911	599,004
Brokers by Principal (Zero Commissions) for the RIF, Underlying Funds’ fiscal year ended December 31, 2011:
Broker	Multi-Style Equity Fund	Aggressive Equity Fund	Global Real Estate Securities Fund	Non-U.S. Fund	Core Bond Fund
Banc of America Securities LLC					28,158,118
Barclays Capital, Inc.				2,605,310	1,730,825
BNP Paribas					577,367
Citigroup Inc.	2,463,001			2,967,287	8,993,874
Credit Suisse First Boston Corp.				757,142	2,042,430
Deutsche Bank Securities, Inc.					2,546,837
Goldman, Sachs & Co.					3,388,187
J.P. Morgan Securities, Inc.	13,038,456				12,216,127
Jefferies & Company	280,500
KeyBanc Capital Markets, Inc.	973,554	375,118
Merrill Lynch, Pierce, Fenner & Smith, Inc.					3,485,922
Morgan Stanley & Co. Incorporated	1,558,390			700,000	22,701,802
UBS Securities LLC			1,570,000	2,389,911	599,004
Wells Fargo & Co.	8,030,984				8,370,745
During the RIC Underlying Funds’ fiscal year ended October 31, 2011, the RIC Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act, each of which is one of the RIC Underlying Funds’ ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the RIC Underlying Funds. The values of broker-dealer securities, held as of October 31, 2011, were as follows: Brokers by Commission for the RIC Underlying Funds’ fiscal year ended October 31, 2011:
Broker	RIC Russell U.S. Quantitative Equity Fund	RIC Russell Global Equity Fund	RIC Russell Emerging Markets Fund	RIC Russell Investment Grade Bond Fund	RIC Russell Short Duration Bond Fund
Barclays Capital, Inc.		7,725,415		1,913,277	(780,000)
BNY Mellon Securities LLC	5,605,152	17,958,405
Citigroup Inc.	10,404,385	6,319,643	582,227	29,209,125	18,640,896
Credit Suisse First Boston Corp.		17,344,648	10,970	19,066,494	8,624,062
Deutsche Bank Securities, Inc.			656,317	2,039,606	1,146,821
Goldman, Sachs & Co.	5,132,418	18,655,245	15,300,000	13,205,250	17,725,455
HSBC Securities, Inc.		6,538,884	8,964,985	5,368,568	2,690,455
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.	47,772,128	33,349,717		26,588,784	10,614,737
Jefferies & Company
KeyBanc Capital Markets, Inc.	9,446,831			658,932
Knight Equity Markets LP
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				13,128,239	15,224,277
Morgan Stanley & Co. Incorporated	11,035,937	9,400,000		52,141,242	39,046,976
Nomura Bank		1,679,234		1,116,070	1,012,322
Royal Bank of Scotland				3,974,706

Broker	RIC Russell U.S. Quantitative Equity Fund	RIC Russell Global Equity Fund	RIC Russell Emerging Markets Fund	RIC Russell Investment Grade Bond Fund	RIC Russell Short Duration Bond Fund
UBS Securities LLC				4,531,279	3,146,924
Broker	RIC Russell Commodity Strategies Fund	RIC Russell Global Opportunistic Fund	RIC Russell Global Infrastructure Fund
Barclays Capital, Inc.
BNY Mellon Securities LLC
Citigroup Inc.		6,887,447
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.		1,575,362
Goldman, Sachs & Co.
HSBC Securities, Inc.		763,852
Investment Technology Group, Inc.
J.P. Morgan Securities, Inc.		4,363,014
Jefferies & Company
KeyBanc Capital Markets, Inc.
Knight Equity Markets LP
Macquarie Group Limited			259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley & Co. Incorporated		1,160,000	3,700,000
Nomura Bank
Royal Bank of Scotland
UBS Securities LLC
Brokers by Principal (Zero Commissions) for the RIC Underlying Funds’ fiscal year ended October 31, 2011:
Broker	RIC Russell U.S. Quantitative Equity Fund	RIC Russell Global Equity Fund	RIC Russell Emerging Markets Fund	RIC Russell Investment Grade Bond Fund	RIC Russell Short Duration Bond Fund
ABN AMRO				558,770	139,693
Banc of America Securities LLC				19,034,958	97,014,039
Banco Santander		15,111,824	12,400,535	3,276,374	2,890,665
Barclays Capital, Inc.		7,725,415		1,913,277	(780,000)
BNP Paribas		11,013,331		2,615,700	2,795,873
BNY Mellon Securities LLC	5,605,152	17,958,405
Citigroup Inc.	10,404,385	6,319,643	582,227	29,209,125	18,640,896
Credit Suisse First Boston Corp.		17,344,648	10,970	19,066,494	8,624,062
Deutsche Bank Securities, Inc.			656,317	2,039,606	1,146,821
Goldman, Sachs & Co.	5,132,418	18,655,245	15,300,000	13,205,250	17,725,455
HSBC Securities, Inc.		6,538,884	8,964,985	5,368,568	2,690,455
J.P. Morgan Securities, Inc.	47,772,128	33,349,717		26,588,784	10,614,737
Jefferies & Company
Macquarie Group Limited
Merrill Lynch, Pierce, Fenner & Smith, Inc.				13,128,239	15,224,277
Morgan Stanley & Co. Incorporated	11,035,937	9,400,000		52,141,242	39,046,976
Nomura Bank		1,679,234		1,116,070	1,012,322
Piper Jaffray & Co.

Broker	RIC Russell U.S. Quantitative Equity Fund	RIC Russell Global Equity Fund	RIC Russell Emerging Markets Fund	RIC Russell Investment Grade Bond Fund	RIC Russell Short Duration Bond Fund
Raymond James & Associates	2,077,308
Royal Bank of Scotland				3,974,706
Skandinaviska Enskilda Banken AB
Standard Bank			10,255,036
State Street Global Markets, LLC	258,496			684,802
UBS Securities LLC				4,531,279	3,146,924
Wells Fargo & Co.	15,502,238	15,014,845		11,589,851	25,447,419
Broker	RIC Russell Commodity Strategies Fund	RIC Russell Global Opportunistic Fund	RIC Russell Global Infrastructure Fund
ABN AMRO
Banc of America Securities LLC
Banco Santander
Barclays Capital, Inc.
BNP Paribas
BNY Mellon Securities LLC
Citigroup Inc.		6,887,447
Credit Suisse First Boston Corp.
Deutsche Bank Securities, Inc.		1,575,362
Goldman, Sachs & Co.
HSBC Securities, Inc.		763,852
J.P. Morgan Securities, Inc.		4,363,014
Jefferies & Company
Macquarie Group Limited			259,746
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley & Co. Incorporated		1,160,000	3,700,000
Nomura Bank
Piper Jaffray & Co.
Raymond James & Associates
Royal Bank of Scotland
Skandinaviska Enskilda Banken AB
Standard Bank
State Street Global Markets, LLC
UBS Securities LLC
Wells Fargo & Co.
Investment Restrictions, Policies And CERTAIN INVESTMENTS Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the approval of a majority of each Fund’s shareholders. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the approval of a majority of each Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of

(a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectuses. INVESTMENT RESTRICTIONS Each Fund of Funds is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is being made. The fundamental investment restrictions of the Underlying Funds are listed in the next section. Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund of Funds investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Fund may: 1. Purchase securities if, as a result of such purchase, the Funds’ investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. Because of their investment objectives and policies, investments of the Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Funds’ investment policies set forth in the Funds’ Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Funds will invest (other than the Global Real Estate Securities Fund) will not purchase securities if, as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act. The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. 2. Purchase or sell real estate; provided that each Fund may invest in the Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. 3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs. 4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC. 5. Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. 6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC. 7. Issue securities senior to the Funds’ presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. With regards to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will only invest in shares of other mutual funds. In accordance with each Fund’s investment program as set forth in the prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund. Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund rather than the Underlying Fund. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Fund as permitted by the 1940 Act. The Funds do not invest in illiquid securities. The Funds do not invest in repurchase agreements. Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval).  No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets. The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets. Investment Restrictions And Policies Of The Underlying Funds Each Underlying Fund’s investment objective, with the exception of RIC Russell U.S. Quantitative Equity Fund and RIC Russell Investment Grade Bond Fund, is “non-fundamental.” A non-fundamental investment objective means that it may be changed without the approval of a majority of each Underlying Fund’s shareholders. If an Underlying Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be amended to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of RIC Russell U.S. Quantitative Equity Fund and RIC Russell Investment Grade Bond Fund are fundamental which means that they may only be changed with the approval of a majority of each Underlying Fund’s shareholders. The vote of a majority of the outstanding voting securities of each Underlying Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Underlying Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Underlying Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Underlying Fund. Other policies and restrictions may be changed by an Underlying Fund without shareholder approval. The Underlying Funds’ investment objectives are set forth in the respective Prospectuses. The RIC Russell Commodity Strategies Fund will look through to the assets of its subsidiary, Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”) for the purposes of complying with the investment restrictions noted below. INVESTMENT RESTRICTIONS. Each Underlying Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. For purposes of the following investment restrictions, any reference to “Fund(s)” shall mean the Underlying Fund(s).

Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Underlying Fund investments listed in this SAI apply on a fund by fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. No Underlying Fund may: 1. Purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Global Real Estate Securities Fund. The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration. 2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein. 3. Purchase or sell commodities (physical commodities for the RIC Russell Commodity Strategies Fund) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.  This restriction shall not prevent the RIC Russell Commodity Strategies Fund from purchasing or selling commodity-linked derivative instruments including swap agreements and commodity-linked structured notes, options, futures contracts with respect to indices or individual commodities and option on futures contracts, or from investing in securities or other instruments backed by physical commodities or by indices. 4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC. 5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. 6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC. 7. Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder. With regard to investment restriction 1, above, the staff of the SEC has taken the position that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities. For purposes of this investment restriction, the Russell Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classification of the Global Industry Classification Standard (“GICs”) methodology. For all other Underlying Funds, “industry” is defined by reference to the Bloomberg Industry Classification Standard (“BICs”) methodology. With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.

With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Underlying Funds have received exemptive relief from the SEC to loan money to affiliated investment companies. With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Underlying Fund as permitted by the 1940 Act. Each Underlying Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval). No Underlying Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage. Under the 1940 Act, each Underlying Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Underlying Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company’s other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1/3%) of its assets. The Underlying Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets. An Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with the Underlying Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, an Underlying Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIMCo believes to be consistent with the Underlying Fund’s best interests. During a period in which any Underlying Fund takes a temporary defensive position, the corresponding Funds may not achieve their investment objectives. INVESTMENT POLICIES The Funds invest in the Underlying Funds. The investment objective and principal investment strategies for each of the Underlying Funds are provided in their Prospectuses. The following table illustrates the principal and non-principal investments in which the Underlying Funds invest. The Underlying Funds use investment techniques commonly used by other mutual funds. The securities and investment strategies listed below are discretionary, which means that RIMCo or its money managers may or may not use them.
Underlying Fund	Principal Investments	Non-Principal Investments
Multi-Style Equity Fund	Common Stocks Depositary Receipts Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks Lending Portfolio Securities Rights and Warrants Convertible Securities REITs Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Russell U.S. Quantitative Equity Fund	Common Stocks Depositary Receipts REITs Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments Short Sales	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Effective August 15, 2012, the Russell U.S. Quantitative Equity Fund will change its investment strategy from a quantitative investment approach to investing in defensive stocks and discontinue its limited long-short strategy. The Fund will be renamed the Russell U.S. Defensive Equity Fund. In addition, the Russell U.S. Quantitative Equity Fund investments table will be replaced with the Russell U.S. Defensive Equity Fund investments table as follows:

Underlying Fund	Principal Investments	Non-Principal Investments
Russell U.S. Defensive Equity Fund	Common Stocks Cash Reserves and Being Fully Invested Options, Futures and Other Financial Instruments	Preferred Stocks Rights and Warrants Convertible Securities Lending Portfolio Securities REITS Depositary Receipts Foreign Securities Investment Company Securities and Pooled Investment Vehicles
Underlying Fund	Principal Investments	Non-Principal Investments
Aggressive Equity Fund	Common Stocks Depositary Receipts REITs Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible Securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Foreign Securities
Investment Company Securities and Pooled Investment Vehicles
Russell Commodity Strategies Fund	Options, Futures and Other Financial Instruments
Swap Agreements and Swaptions
Commodity-Linked Derivatives
Wholly-Owned Subsidiary of the Fund
Mortgage-Related and Other Asset-Backed Securities
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Investment in Emerging Markets
	When-Issued Securities and Delayed-Delivery Transactions	Common Stocks Preferred Stocks Convertible Securities Commercial Paper Investment Company Securities and Pooled Investment Vehicles
Russell Global Infrastructure Fund	Common Stocks
Infrastructure Companies
Foreign Securities
Investment in Emerging Markets
Forward Currency Contracts
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	REITs
Preferred Stocks
Rights and Warrants
Convertible Securities
Depositary Receipts
Synthetic Foreign Equity/Fixed Income Securities
Lending Portfolio Securities
Investment Company Securities and Pooled Investment Vehicles
Illiquid and Restricted Securities
Global Real Estate Securities Fund	Common Stocks REITs Foreign Securities Forward Currency Contracts Investment in Emerging Markets Options, Futures and Other Financial Instruments Cash Reserves and Being Fully Invested	Preferred Stocks
Rights and Warrants
Convertible securities
Lending Portfolio Securities
Illiquid and Restricted Securities
Depositary Receipts
Investment Company Securities and Pooled Investment Vehicles
Russell Global Equity Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
Lending Portfolio Securities
Illiquid and Restricted Securities
REITs
Synthetic Foreign Equity/Fixed Income Securities
Investment Company Securities and Pooled Investment Vehicles
Rights and Warrants
Convertible Securities

Underlying Fund	Principal Investments	Non-Principal Investments
Non-U.S. Fund	Common Stocks
Depositary Receipts
Preferred Stocks
Foreign Securities
Forward Currency Contracts
Investment in Emerging Markets
Options, Futures and Other Financial Instruments
Cash Reserves and Being Fully Invested	Lending Portfolio Securities
Illiquid and Restricted Securities
Rights and Warrants
Convertible Securities
Synthetic Foreign Equity/Fixed Income Securities
REITs
Investment Company Securities and Pooled Investment Vehicles
Russell Emerging Markets Fund	Common Stocks
Investment in Emerging Markets
Depositary Receipts
Preferred Stocks
Foreign Securities
Cash Reserves and Being Fully Invested
Options, Futures and Other Financial Instruments
	Illiquid and Restricted Securities	Synthetic Foreign Equity/Fixed Income Securities Investment Company Securities and Pooled Investment Vehicles Rights and Warrants Convertible Securities Lending Portfolio Securities REITs
Russell Global Opportunistic Credit Fund	High Risk Bonds
Investments in Emerging Markets
Corporate Debt Securities
Foreign Government Securities
Loans and Other Direct Indebtedness
Forward Currency Contracts
Foreign Currency Exchange
Brady Bonds
Yankee Bonds and Yankee CDs
Options, Futures and Other Financial Instruments
Synthetic Foreign Equity/Fixed Income Securities
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Illiquid and Restricted Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Preferred Stocks Rights and Warrants Convertible Securities Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles
Core Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds

Underlying Fund	Principal Investments	Non-Principal Investments
Russell Investment Grade Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Municipal Obligations Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Brady Bonds
Russell Short Duration Bond Fund	Corporate Debt Securities
Mortgage-Related and Other Asset-Backed Securities
Dollar Rolls
High Risk Bonds
U.S. Government Obligations
Foreign Securities
Options, Futures and Other Financial Instruments
Forward Commitments
Swap Agreements and Swaptions
STRIPS
Loans and Other Direct Indebtedness
Investment in Emerging Markets
Illiquid and Restricted Securities
Credit and Liquidity Enhancements
Variable and Floating Rate Securities
Repurchase Agreements
	Cash Reserves and Being Fully Invested	Lending Portfolio Securities Investment Company Securities and Pooled Investment Vehicles Municipal Obligations Brady Bonds
The following discussion describes certain investment strategies which the Funds may pursue and certain types of securities in which the Underlying Funds may invest as listed in the foregoing table. Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment. The RIF Multi-Style Equity, RIC Russell U.S. Quantitative Equity, RIF Aggressive Equity, RIF Global Real Estate Securities, RIC Russell Commodity Strategies, RIC Russell Global Infrastructure, RIC Russell Global Equity, RIC Russell Emerging Markets and RIF Non-U.S. Funds, are referred to collectively as the “Underlying Equity Funds.” The RIF Core Bond, RIC Russell Short Duration Bond, RIC Russell Investment Grade Bond and RIC Russell Global Opportunistic Credit Funds are referred to collectively as the “Underlying Fixed Income Funds.” Investment Strategies and Portfolio Instruments. Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The UnderlyingFunds, like any mutual fund, maintain cash reserves. The Underlying Funds may increase their cash reserves for risk management purposes, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy. The Underlying Funds, except the RIC Russell Commodity Strategies Fund, usually, but not always, pursue a strategy to be fully invested by exposing their cash reserves to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts and swaps. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIMCo may choose to use the cash equitization process to seek to actively increase or decrease the Fund’s risk factor exposures. RIMCo may choose not to equitize all or a portion of the cash held by money managers, which may or may not constitute cash reserves. The Fund may also utilize index futures contracts, exchange traded fixed income futures contracts and swaps in order to reduce market exposure. Cash reserves not needed to gain full market exposure are invested in short-term investments, including the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo whose investment objective is to seek to preserve principal and provide liquidity and current income. Each Underlying Fund invests its cash reserves in the Russell U.S. Cash Management Fund, an unregistered fund advised by RIMCo and administered by RFSC (the “Cash Management Fund”). RIMCo has waived its 0.05% advisory fee with respect to cash reserves invested in the Cash Management Fund. RFSC charges a 0.05% administrative fee on the cash reserves invested in the Cash Management Fund. The Cash Management Fund seeks to preserve principal and provide liquidity and current income. The Cash Management Fund invests in a portfolio of high quality U.S. Dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks, commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts, (2) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit, (3) Yankee Bonds, (4) funding agreements, (5) other money market funds, (6) demand notes, (7) repurchase agreements, (8) investment-grade municipal debt obligations, (9) securities issued or guaranteed by the U.S. government or its agencies and (10) asset backed securities. An investment in the Cash Management Fund, like any investment, has risks. The principal risks of investing in the Fund are those associated with: active security selection, the ability to maintain a stable $1.00 net asset value, counterparty risk, liquidity risk, market volatility, government intervention in financial markets, possible large redemptions and subscriptions and investing in (1) fixed income securities (including instruments of U.S. and foreign banks and U.S. and foreign corporations), (2) commercial paper (including asset-backed commercial paper), (4) funding agreements, (5) illiquid securities, (6) demand notes and (7) repurchase agreements. Commodity-Linked Derivatives. The RIC Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. In selecting investments for the Underlying Fund’s portfolio, money managers evaluate the merits of the investments primarily through the exercise of their own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee. The Underlying Fund’s primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures or option contract, index or other readily measurable economic variable. The Underlying Fund will invest in commodity-linked structured notes and swap agreements whose performance is linked to the Dow Jones – UBS Commodity Index Total Return (“DJ-UBS Index”). The Fund will invest in these instruments directly and indirectly through investments in Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands. Commodity Futures Index. The RIC Russell Commodity Strategies Fund seeks to provide exposure to commodities markets. It is designed to generally achieve positive performance relative to that of the DJ-UBS Index. The DJ-UBS Index is a broadly diversified futures index composed of futures contracts on 20 physical commodities. Currently, five energy products, six metals and nine agricultural products are represented in the index. The Underlying Fund typically will seek to gain exposure to the commodities markets by purchasing or selling commodity-linked derivative instruments, including swap agreements and commodity-linked structured notes, futures and options contracts with respect to indices or individual commodities and options on futures contracts. The Underlying Fund may in the future seek to provide exposure to the commodity markets and returns that correspond to a different diversified commodities futures index. The Underlying Fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors. Principal Protection. The RIC Russell Commodity Strategies Fund may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the RIC Russell Commodity Strategies Fund will receive at maturity the face or stated value of the note. With a principal protected commodity-linked instrument, the Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. A money manager’s decision on whether to use principal protection depends in part on the cost of the protection. The Underlying Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer. With full principal protection, the Underlying Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose. The Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value. With a partially-protected or no-principal-protection commodity-linked instrument, the Underlying Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable to which the note is linked declines over the term of the note. A money manager, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which the money manager believes are relevant. The Underlying Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months. Hedging Strategies. Financial futures contracts may be used by the Underlying Funds during or in anticipation of adverse market events such as, in the case of the Underlying Fixed Income Funds, interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts may be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in an Underlying Fund’s portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position. The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.

Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund’s hedging strategy. In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Lending Portfolio Securities. RIF is a party to an Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company, an unaffiliated lending agent, pursuant to which an Underlying Fund may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent. Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may call loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains. If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased. The Underlying Funds may invest cash collateral received, at each Underlying Fund’s own risk, in (1) direct obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, (2) high-quality short-term debt instruments eligible for purchase by Russell Investment Company domestic money market mutual funds, (3) repurchase transactions with certain counterparties or (4) registered or unregistered short-term investment funds advised by RIMCo or third parties. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities then to pay for lending transaction costs. Any remaining income is divided between the Fund and the lending agent in accordance with the Amended and Restated Securities Lending Authorization Agreement. An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower. No Underlying Fund may lend portfolio securities in an amount that exceeds 33⅓ % of total fund assets. Risk Management. As described in the Prospectus, RIMCo may manage Underlying Fund assets to manage risk in a Fund’s investment portfolio. While RIMCo recognizes that a certain level of risk is necessary to achieve an Underlying Fund’s investment objectives, RIMCo monitors, and may seek to manage, risk consistent with the Underlying Fund’s objectives and strategies. RIMCo monitors risk using a variety of risk measurements such as tracking error for equity funds and duration for fixed income funds. RIMCo may, based on the facts and circumstances of each case, including the specific characteristics of a Fund’s investment portfolio and general market conditions, directly manage a portion of the Underlying Fund’s assets or reallocate assets among money managers for purposes of seeking to manage the Underlying Fund’s risk profile. RIMCo may seek to manage risk in the Underlying Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, including exchange traded funds or notes, or through the use of various instruments, including futures, options, swaps or short term investments. Additionally, RIMCo may manage assets directly to modify an UnderlyingFund’s portfolio characteristics as a means to manage an Underlying Fund’s risk factor exposures in either a temporary tactical or permanent strategic way with the goal to increase or decrease factor exposures (such as volatility, momentum, value, growth, cap size, sector exposure, style exposure, industry exposure, currency exposure, country risk, credit exposure, mortgage exposure, yield curve positioning or interest rates) or offset undesired benchmark relative over- or under- weights by purchasing a portfolio of common stocks or exchange traded funds for Underlying Equity Funds, or fixed income securities and derivatives (including swaps, forwards and futures) for {var:Underlying] Fixed Income Funds, that it believes will achieve the desired outcome. RIMCo may (1) pursue a passive index replication or sampling strategy by selecting an existing index or a subset of an existing index which, in aggregate, represents the desired exposure or (2) utilize either a proprietary or third party quantitative model to identify a portfolio of fixed income securities, derivatives or currencies which, in the aggregate, provide the desired exposure. RIMCo may also enter into foreign exchange currency forwards to hedge currency exposure from a money manager’s investment in fixed income securities denominated in local currency. If RIMCo determines that there is no current need to change an Underlying Fund’s factor exposures or benchmark relative over or under weights, RIMCo may re-allocate these assets to the money managers. Illiquid and Restricted Securities. No more than 15% of an Underlying Fund’s net assets will be invested in securities, including repurchase agreements of more than seven days’ duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value. The Board of Trustees of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”); (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act (“Section 4(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”). The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities. Interfund Lending. The Funds and Underlying Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds and Underlying Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. Typically, the Funds and Underlying Funds will borrow from the RIC Russell Money Market Fund. The RIC Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the Portfolio Manager determines it is in the best interest of the RIC Russell Money Market Fund. The Funds and Underlying Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice and may be repaid on any day by the borrowing fund. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Russell Money Market Fund could result in reduced returns and/or additional borrowing costs. When-Issued Securities and Delayed-Delivery Transactions. The RIC Russell Commodity Strategies Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Underlying Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the money manager deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When the RIC Russell Commodity Strategies Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be expected that the Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Underlying Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Underlying Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized. Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500® or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Funds will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, an investor in the Underlying Funds is subject to a duplicate level of fees if an Underlying Fund invests in ETFs. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Underlying Funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value. Short Sales. The RIC Russell Global Opportunistic Credit, RIC Russell U.S. Quantitative Equity and RIC Russell Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until an Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). Short Sales “Against the Box.” The RIC Russell Commodity Strategies Fund may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the RIC Russell Commodity Strategies Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Foreign Securities Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, an Underlying Fund may tend to have a greater exposure to liquidity risk. Investment in Emerging Markets. The Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Underlying Funds. Emerging markets consist of countries determined by the money managers of an Underlying Fund to have developing or emerging economies and markets. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt. Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds’ foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds’ foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor. Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer. The recent global economic crisis brought several European governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s European investments. Privatizations. The RIC Russell Commodity Strategies Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The RIC Russell Global Equity, RIF Non-U.S., RIC Russell Emerging Markets and RIC Russell Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to Counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price. Equity Linked Notes. The RIC Russell Global Equity, RIF Non-U.S. and RIC Russell Emerging Markets Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and Counterparty risk. Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. Equity Securities Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities. Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation’s capital structure. They are consequently of higher quality and entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Underlying Funds select these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss. Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs. An Underlying Fund’s investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund’s investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund. Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-US company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs. “Special Situation” Companies. The RIC Russell Commodity Strategies Fund may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The RIC Russell Commodity Strategies Fund believes, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investment in Unseasoned Companies. The RIC Russell Commodity Strategies Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. Master Limited Partnerships (“MLPs”). The Underlying Equity Funds may invest in MLPs. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Debt Instruments and Money Market Instruments To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund’s investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. U.S. Government Obligations. The types of U.S. government obligations the Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills at time of issuance have maturities of one year or less, (b) U.S. Treasury notes at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis. The Underlying Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the designated index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.

STRIPS. The Underlying Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Repurchase Agreements. The Underlying Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which the Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by the Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities”, an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Underlying Fund not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that the Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement. Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes. The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price. Corporate Debt Securities. The Underlying Fixed Income Funds and the Underlying Equity Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities. The RIC Russell Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies. Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities. Zero Coupon Securities. The Underlying Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates. Government Zero Coupon Securities. The RIC Russell Commodity Strategies Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”). Mortgage-Related And Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds may invest in include the securities described below. Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or “tranches”), with each class bearing a different stated maturity. Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

To-Be-Announced Mortgage-Backed Securities. The Underlying Fixed Income Funds and the RIC Russell Commodity Strategies Fund may invest in to-be-announced mortgage-backed securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Underlying Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Underlying Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Underlying Fund. Risk Factors. The value of an Underlying Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment. Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities. Through its investments in MBS, including those that are issued by private issuers, an Underlying Fund may have exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans. Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities. Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present Counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.

Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches. Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities. Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitles the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. As an Underlying Fund may be required to rely upon another lending institution to collect and pass onto the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Underlying Fund. In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, an Underlying Fund may end up owning the underlying collateral.

Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country’s outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market. Bank Instruments. The Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. High Risk Bonds. The Underlying Fixed Income Funds and Underlying Equity Funds may invest their assets in securities rated BBB- or lower by S&P, Baa3 or lower by Moody’s or BBB- or lower by Fitch (using highest of split ratings), or in unrated securities judged by the money managers to be of similar credit quality to those designations. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics. The Underlying Fixed Income Funds may be required by their Prospectus or investment guidelines to dispose of, in a prudent and orderly fashion, a security if its ratings drop below these minimum ratings. Risks Associated with High Risk Bonds. These lower rated debt securities are commonly referred to as “junk bonds.” Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Conversely, periods of economic expansion or falling interest rates enhance the ability of issuers to make payments of principal and interest and decrease the possibility of default. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit an Underlying Fund’s ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated BBB- by S&P Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Ratings of Debt Instruments.” Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category. Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery. In addition, the markets in which low rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities. The money managers of the Underlying Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds  and the RIC Russell Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or Counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. Alternative Minimum Tax Bonds. The RIC Russell Commodity Strategies Fund may invest without limit in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. Event-Linked Bonds. The RIC Russell Commodity Strategies Fund may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund. Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The RIC Russell Commodity Strategies Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Municipal Debt Instruments. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the RIC Russell Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications — General Obligation Bonds and Revenue Bonds. General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Municipal Notes. The Underlying Fixed Income Funds and the RIC Russell Commodity Strategies Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include: Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes. Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues. Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing. Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date. Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing. Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Underlying Funds. Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. With respect to the RIC Russell Commodity Strategies Fund, they are usually purchased to maintain liquidity. The Underlying Funds’ money managers will continually monitor the pricing, quality and liquidity of the participation certificates. A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Underlying Fund. The Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The Underlying Funds’ money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios. The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund. Demand Notes. The Underlying Fixed Income Funds may purchase obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is a commitment by an underwriter to purchase for resale any part of a new issue offered to current shareholders in a rights offering which remains unsubscribed. The RIC Russell Commodity Strategies Fund may also invest in demand notes. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancement in the form of either a letter of credit or bond insurance. The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Underlying Funds’ money managers continually believe satisfy the Underlying Funds’ credit quality requirements. Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Underlying Funds may, in the opinion of Underlying Funds’ management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See “Certain Investments — Municipal Notes — Tax Free Participation Certificates.”) The Underlying Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company. Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency. Variable and Floating Rate Securities. The Underlying Fixed Income Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill rate, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities’ market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. The Underlying Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Commercial Paper. The Underlying Fixed Income Funds  and the RIC Russell Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Asset-Backed Commercial Paper. The Underlying Fixed Income Funds  and the RIC Russell Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. Indexed Commercial Paper. The Underlying Fixed Income Funds and the RIC Russell Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Credit and Liquidity Enhancements. The Underlying Fixed Income Funds  and the RIC Russell Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price. Funding Agreements. The Underlying Fixed Income Funds and the RIC Russell Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments. Investment in the Subsidiary by the RIC Russell Commodity Strategies Fund The RIC Russell Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes--Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary is managed by RIMCo and advised by the money managers, and has the same investment objective as the Fund. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. By investing in the Subsidiary, the Underlying Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary would provide exposure similar to that held by the Underlying Fund and would be subject to the same risks that apply to similar investments if held directly by the Underlying Fund. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Underlying Fund may enter into these commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Underlying Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. The derivative instruments in which the Underlying Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Underlying Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Underlying Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Underlying Fund’s portfolio may deviate from the returns of any particular commodity index. The Underlying Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Underlying Fund has greater or lesser exposure to that index than the value of the Underlying Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Underlying Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Underlying Fund’s net assets. The portion of the Underlying Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Underlying Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above. Subject to its investment management agreement with the Subsidiary, RIMCo selects money managers for the Subsidiary, allocates Subsidiary assets among money managers, oversees the money managers and evaluates the performance results. The Subsidiary’s money managers select the individual portfolio securities for the assets assigned to them. Neither RIMCo nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RFSC, pursuant to which RFSC provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund. The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by RIMCo, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Underlying Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Other Financial Instruments Including Derivatives Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Funds investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include options, futures, forward contracts and swaps. Positions in these financial instruments, other than purchased options, expose an Underlying Fund to an obligation to another party. The Underlying Funds will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover their obligations to the extent not covered as provided in (1) above. The Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated. Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets. Options and Futures. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and purchase and sell interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with an Underlying Fund’s investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that their use is consistent with the Underlying Funds investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting an Underlying Fund’s permitted investment strategies, provided that initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Underlying Fund’s net assets). Options on Securities and Indexes. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Underlying Funds’ ability to hold illiquid securities. The Underlying Funds intend to purchase and write call and put options on specific securities. Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. An Underlying Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC takes the position that OTC Options and the assets used as “cover” for written OTC Options are illiquid. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, RIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC Option will be satisfied. An Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit by RIMCo or the money manager for the Underlying Fund. An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another. An Underlying Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains liquid assets equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Fund in liquid segregated assets. A put option on a security or an index is “covered” if the Underlying Fund maintains liquid segregated assets equal to the exercise price. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in liquid segregated assets. If an option written by an Underlying Fund expires, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss (long- or short-term depending on whether the Underlying Fund’s holding period for the option is greater than one year) equal to the premium paid. To close out a position when writing covered options, an Underlying Fund may make a “closing purchase transaction,” which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a “closing sale transaction,” which involves liquidating the Underlying Fund’s position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires. An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Underlying Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid. Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security. If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Underlying Fund’s securities during the period the option was outstanding. Options on Foreign Currency. An Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with an Underlying Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Futures Contracts and Options on Futures Contracts. An Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500® ) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500® ; the Russell 2000® ; Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked. Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series. There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed. An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is “covered” or if the Underlying Fund at all times maintains liquid, segregated assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is “covered.” For a discussion of how to cover a written call or put option, see “Options on Securities and Indexes” above. An Underlying Fund may enter into futures contracts and options on futures contracts for “bona fide hedging” purposes, as defined under the rules of the Commodity Futures Trading Commission (the “CFTC”). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish such non-hedging positions will not exceed 5% of the Underlying Fund’s net assets. An Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions and, within such 5% limits, to effect investment transactions consistent with its investment objective and strategies. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund’s securities or the price of the securities which the Underlying Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes or, conversely, to reduce market exposure. When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases by the Underlying Fund’s futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to- market its open futures positions. An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.

Limitations on Use of Futures and Options on Futures Contracts. An Underlying Fund will not enter into a futures contract or futures option contract for purposes other than hedging if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Underlying Fund’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option. When purchasing a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Underlying Fund. When selling a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in segregated liquid assets). When selling a call option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Underlying Fund (or at a higher price if the difference is maintained in segregated, liquid assets). When selling a put option on a futures contract, an Underlying Fund will maintain (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund. The Underlying Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of an Underlying Fund. Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed. Foreign Currency Futures Contracts. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above. A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Underlying Funds’ investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency. Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Underlying Funds investment objectives and strategies. The Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen — at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. An Underlying Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that an Underlying Fund’s forward currency contracts are not used to achieve investment leverage, the Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Underlying Fund’s commitments with respect to these contracts. The Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Underlying Funds portfolio securities are or are expected to be denominated. An Underlying Fund’s dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Underlying Funds portfolios. If an Underlying Fund enters into a forward currency contract, liquid assets will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of the forward contract. If the value of the securities that are segregated declines, additional liquid assets will be segregated so that the value of the segregated, liquid assets will equal the amount of the Underlying Fund’s commitment with respect to the contract. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies. At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to an Underlying Fund. Upon maturity of a forward currency contract, an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Underlying Funds. The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for a given year. Forward foreign currency contracts are not currently regulated by the SEC or CFTC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions. The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund’s ability to hedge against the risk of devaluation of currencies in which the Underlying Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager’s special skills and experience with respect to such instruments and usually depends on the money manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an Underlying Fund is engaged in that strategy.

An Underlying Fund’s ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts. Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Swap Agreements and Swaptions. The Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. When an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments). The Underlying Funds may enter into several different types of swap agreements including interest rate, credit and currency swaps. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. The Underlying Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Underlying Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Underlying Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Underlying Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Underlying Funds will have contractual remedies pursuant to the agreement related to the transaction. The Underlying Funds may enter into swap agreements with Counterparties that meet RIMCo’s credit quality limitations. The Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Underlying Funds or the ability of the Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Underlying Funds is impossible to predict, but could be substantial and adverse. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact an Underlying Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its Counterparties. In particular, new position limits imposed on an Underlying Fund or its Counterparties may impact that Underlying Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of an Underlying Fund’s investments and cost of doing business, which could adversely affect investors. The Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Underlying Fixed Income Funds may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that an Underlying Fixed Income Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, an Underlying Fixed Income Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. Currently, the market for credit default swap agreements is largely unregulated. In an unhedged credit default swap, an Underlying Fixed Income Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Underlying Fixed Income Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. As the seller of protection in a credit default swap, the Underlying Fixed Income Funds would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Underlying Fixed Income Funds would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Underlying Fixed Income Funds would keep the stream of payments and would have no payment obligations. As a seller of protection, an Underlying Fixed Income Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case the Underlying Fixed Income Funds would function as the Counterparty referenced in the preceding paragraph. Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Underlying Fixed Income Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events). Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality. Credit default swaps could result in losses if an Underlying Fixed Income Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Underlying Fixed Income Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk and Counterparty risk. The Underlying Fixed Income Funds will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, an Underlying Fixed Income Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an Underlying Fixed Income Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Underlying Fixed Income Funds. If the creditworthiness of the Underlying Fixed Income Funds’ swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Underlying Fixed Income Funds. To limit the Counterparty risk involved in swap agreements, the Underlying Fixed Income Funds will only enter into swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Underlying Fixed Income Funds will be able to do so, the Underlying Fixed Income Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Underlying Fixed Income Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of an Underlying Fund might diminish compared to what it would have been if this investment technique were not used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Underlying Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Underlying Funds’ risk of loss consists of the net amount of interest payments that the Underlying Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Underlying Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

The Underlying Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition. Index Swap Agreements. The Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Underlying Funds’ investment objectives and strategies. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Under most swap agreements entered into by the Underlying Funds, the parties’ obligations are determined on a “net basis.” Consequently, an Underlying Fund’s obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. An Underlying Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of an Underlying Fund’s portfolio. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Underlying Fund’s net assets. Structured Notes. The RIC Russell Commodity Strategies Fund may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the DJ-UBS Index, which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer. Uncovered Options Transactions. The RIC Russell Commodity Strategies Fund may write options that are not covered (or so called “naked options”). When the Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial. Forward Commitments. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Underlying Fund’s ability to manage its investment portfolio and meet redemption requests. An Underlying Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Underlying Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. Additionally, under certain circumstances, the RIF Non-U.S., RIC Russell Emerging Markets, RIC Russell Global Opportunistic Credit and RIC Russell Global Infrastructure Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be. Stand-By Commitment Agreements. The RIC Russell Commodity Strategies Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Underlying Fund’s option specified securities at a specified price. The Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Underlying Fund, although the Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the money manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the money manager will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes. The amount payable to the Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Underlying Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Underlying Fund would be valued at zero in determining net asset value. Where the Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund. The Underlying Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Underlying Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to the Underlying Fund. Custodial Receipts and Trust Certificates. The RIC Russell Commodity Strategies Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt or trust certificate the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid. Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Taxes Election To Be Taxed As A Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and Fund distributions would be treated by shareholders as taxable dividend income to the extent of the Fund’s earnings and profits. Diversification Requirements and Investor Control. Each Fund intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts. Under current U.S. tax law, if a contract holder has excessive control over the investments made by a Fund or an Underlying Fund, the contract holder, rather than the insurance company separate account, will be treated as the owner of the Fund shares and taxed currently on income and gains from the Fund. In other words, in such a case of “investor control” the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities. The application of the investor control doctrine and, in particular, the limitations that it imposes in a fund of funds context, are not entirely certain. Future guidance might pose additional restrictions on the Funds and could be applied retroactively. Such an event may have an adverse impact on the Funds and the contract holders. Effect of Foreign Investments on Distributions. Certain Underlying Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions. Certain Underlying Funds may qualify for and make an election to pass through to shareholders the ability to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata share of any qualified foreign taxes paid by the Underlying Fund. Shareholders would be required to treat their pro rata share of such foreign taxes as having been distributed to them. An Underlying Fund will qualify for the election in any given taxable year if, at the close of such taxable year, more than 50% of its total asset value consists of stock or other securities of foreign corporations. For taxable years beginning after December 22, 2010, a Fund may pass through foreign tax credits from an Underlying Fund provided that at least 50% of the Fund’s assets at the end of each quarter of its taxable year consists of investments in other regulated investment companies. Investment in PFIC Securities. If an Underlying Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”), the Underlying Fund intends to mark-to-market these securities and recognize any gain (as ordinary income) at the end of its fiscal year. Any mark to market losses and any losses from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years. Shareholders of PFICs may, under certain circumstances in which the mark to market treatment described above is not available, be subject to a deferred interest charge pursuant to section 1291 of the Code. Any such changes, if imposed on an Underlying Fund, would result in taxation at the level of the Underlying Fund. Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products, certain tax-exempt entities, or certain other insurance-dedicated regulated investment companies. Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for the RIC Russell Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income. The IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income to the Underlying Fund, even if the subsidiary itself owns commodity-linked notes and swaps, commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and swaps and, through investments in the Subsidiary, futures contracts on individual commodities or a subset of commodities and options on them. The Underlying Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Underlying Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as ordinary income annually amounts earned by the Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year. Tax Consequences to Shareholders. Since it is expected that the shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract. At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows (for capital losses incurred in tax years beginning after December 22, 2010, Funds will generally be able to carry forward capital losses indefinitely):
Fund	12/31/17	12/31/18	TOTAL
Balanced Strategy Fund	$—	$442,086	$442,086
Growth Strategy Fund	—	1,435,649	1,435,649
Equity Growth Strategy Fund	215,835	720,380	936,215

Money Manager Information for the Underlying Funds RIF Multi-Style Equity Fund BlackRock Capital Management, Inc. is a wholly–owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly traded company. Columbus Circle Investors is 70% owned by Principal Global Investors, LLC. Principal Global Investors, LLC is 100% owned by Principal Life Insurance Company, which is 100% owned by Principal Financial Services, Inc., which in turn is 100% owned by Principal Financial Group, a publicly traded company. DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. Institutional Capital LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Suffolk Capital Management LLC is a wholly–owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly–owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly–owned by the policyholders of The Ohio National Life Insurance Company. Sustainable Growth Advisers, LP is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals. RIC Russell U.S. Quantitative Equity Fund Aronson+Johnson+Ortiz, LP is a limited partnership controlled by Theodore R. Aronson. INTECH Investment Management LLC is majority-owned by Berger Financial Group LLC, which is an indirect subsidiary of Janus Capital Management LLC.  Janus Capital Management LLC is wholly-owned by Janus Capital Group Inc., a publicly traded company. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Numeric Investors LLC is a wholly-owned subsidiary of Numeric Midco LLC. Numeric Midco LLC is a wholly-owned subsidiary of Numeric Holdings LLC. No individual owns more than 25% of the equity securities of Numeric Holdings LLC. PanAgora Asset Management Inc. (“PanAgora”) is an indirect subsidiary of Putnam Investments Trust. This holding company and its subsidiaries, including PanAgora, are indirect subsidiaries of Great-West Lifeco, Inc. (“Great-West Life”), a public company. Great-West Life is controlled by Power Financial Corporation, a public company. RIF Aggressive Equity Fund ClariVest Asset Management LLC is a U.S. limited liability company which is indirectly controlled by Stacey Nutt, Jeffrey D. Lovell and James E. Minnick through their ownership of 25% or more of the voting shares of various limited liability companies and partnerships within the corporate structure of ClariVest. Conestoga Capital Advisors, LLC is 100% employee owned and is controlled by William Martindale and Robert Mitchell through their individual ownership of 25% or more of Conestoga’s voting shares. DePrince, Race & Zollo, Inc. is controlled by the following: Gregory M. DePrince, John D. Race and Victor A. Zollo, each owning 30% of the firm. Jacobs Levy Equity Management Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy. Ranger Investment Management, L.P. is a limited partnership with no individual controlling more than 25%. Signia Capital Management, LLC is a limited liability company with no individual controlling more than 25%.

RIC Russell commodity strategies Fund CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC) is a wholly–owned subsidiary of Jefferies Group, Inc., a publicly traded company. Credit Suisse Asset Management, LLC is a wholly-owned subsidiary of CSAM Americas Holding Corp. which is a wholly-owned subsidiary of Credit Suisse Holdings (USA), Inc., which in turn is controlled by Credit Suisse Group AG, a publicly traded company, and Credit Suisse AG, a Switzerland corporation. Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded company. RIC Russell global infrastructure Fund Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public. Macquarie Capital Investment Management LLC, is an indirect wholly-owned subsidiary of Macquarie Group Limited, a publicly traded company on the Australian Stock Exchange. Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return. Nuveen Asset Management, LLC (formerly FAF Advisors, Inc.) is a direct subsidiary of Nuveen Fund Advisors, Inc., which is a subsidiary of Nuveen Investments, Inc. (“Nuveen”).  Nuveen is a direct subsidiary of Windy City Investments, Inc., which is wholly owned by Windy City Investments Holdings, L.L.C., a holding company formed by equity investors controlled by Madison Dearborn Partners, LLC, a private equity firm.  RIF global Real Estate Securities Fund AEW Capital Management LP is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).  Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.  BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.  An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.  Cohen & Steers Capital Management, Inc. is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company. Martin Cohen and Robert H. Steers each own approximately 27.9% of Cohen & Steers, Inc. The remaining 44.2% of Cohen & Steers, Inc. is owned by the public. INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded corporation. Other entities in the corporate chain of control of which INVESCO is a direct or indirect wholly-owned subsidiary include AVZ, Inc., AMVESCAP Group Services, Inc. and INVESCO North American Holdings, Inc. RIC Russell Global Equity Fund GLG Inc. is an indirect, wholly-owned subsidiary of Man Group plc, a corporation listed on the London Stock Exchange. Harris Associates LP is controlled by Natixis Global Asset Management, a publicly traded company on the Euronext exchange in Paris, France, which owns 99.67% of Harris Associates, L.P. MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company. Polaris Capital Management, LLC is 99% employee owned and is controlled by its president, Bernard R. Horn, through his ownership of greater than 50% of its voting securities, with no other individual owning more than 25% of its voting securities.Sanders Capital, LLC is a private firm, 100% owned by current employees. Lew Sanders is the controlling shareholder. No other individual owns more than 25%.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a direct wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. RIF Non-U.S. Fund Barrow, Hanley, Mewhinney & Strauss, LLC is a wholly-owned affiliate of Old Mutual PLC, a UK based public company. MFS Institutional Advisors Inc. is a wholly-owned subsidiary of Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company. Pzena Investment Management LLC has as its sole managing member Pzena Investment Management, Inc., a publicly traded company. William Blair & Company, L.L.C. is 100% employee owned with no one individual controlling more than 25%. RIC Russell Emerging Markets Fund AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. has a 63% economic interest in AllianceBernstein’s business. The remaining economic interest is held by AllianceBernstein Holding L.P. (27%) and AllianceBernstein Directors, Officers and employees (10%). Arrowstreet Capital, Limited Partnership is controlled primarily by its employees with no one individual controlling more than 25%. Delaware Management Company, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited, which is traded on the Australian stock exchange. Genesis Asset Managers, LLP is 60% owned through subsidiary holding companies, by Affiliated Managers Group, Inc., a publicly traded corporation. A group of Genesis’ managers owns the remaining 40% of Genesis Asset Managers, LLP with no individual manager beneficially owning greater than 10%. Harding Loevner LP is a limited partnership, of which approximately 60% is owned indirectly by Affiliated Managers Group, Inc. (NYSE: AMG). The remaining approximately 40% interest is held by management and employees of Harding Loevner, with no individual controlling more than 25%. Principal Global Investors LLC is a wholly-owned subsidiary of the Principal Financial Group® . The Principal Financial Group® is a publicly-traded company. UBS Global Asset Management (Americas) Inc. is a wholly-owned subsidiary of UBS, AG, a publicly traded company. Victoria 1522 Investments LP is a limited partnership and is 5% owned by Victoria Emerging Markets, LLC, 60% by The Josephine S. Jimenez Trust and 35% by BPI Capital Corporation. BPI is a wholly-owned subsidiary of the Bank of the Philippine Islands. The Josephine S. Jimenez Trust is a revocable living trust established by Ms. Jimenez. The Bank of the Philippine Islands is 100% owned by Ayala Corporation, a publicly traded company. RIC Russell global opportunistic credit Fund DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is 100% privately owned by its founders and key employees.  David J. Breazzano, the firm’s President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly has voting control with respect to the firm.  No other individual has an ownership interest in excess of 25%. Lazard Asset Management LLC is a wholly-owned subsidiary of Lazard Freres & Co, LLC. Lazard Freres & Co., LLC is a limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Lazard Group LLC is controlled by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

Oaktree Capital Management, L.P. is controlled by Oaktree Capital Group, LLC (“OCG”), a holding company controlled by Oaktree’s Principals. Roughly three-quarters of Oaktree’s equity is owned by Oaktree’s Principals and more than 150 senior employees. Oaktree’s remaining equity is owned by a small group of long-standing institutional clients and other institutional investors. OCG’s equity trades freely among institutional investors on the GSTrUE OTC market. Stone Harbor Investment Partners LP is a Delaware Limited Partnership and is 100% employee owned. SHIP Capital Partners LP owns more than 25% of Stone Harbor Investment Partners LP.  No one person owns 25% of SHIP Capital Partners LP. RIF Core Bond Fund Colchester Global Investors Limited (“Colchester”) is 51% employee owned. The remaining 49% is owned by Silchester Partners Limited, a private firm (“Silchester”). Ian Sims owns 25% of Colchester’s voting securities. No other individual owns more than 25% of Colchester’s voting securities. Silchester is controlled by Stephen Butt, with no other individuals owning more than 25% of Silchester’s voting securities. Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal® ). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ® , which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC. Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. RIC Russell Investment Grade Bond Fund Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company. Macro Currency Group is an investment group within Principal Global Investors LLC. Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal® ). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal ® , which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used in this SAI, Macro Currency Group means Principal Global Investors, LLC. Metropolitan West Asset Management LLC is a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). TCW is a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), a French corporation. SGAM is a wholly-owned subsidiary of Société Générale SA, a French publicly traded corporation. Neuberger Berman Fixed Income LLC is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (“NBG”). NBG’s common equity is ultimately owned 51% by a group consisting of portfolio managers, members of the senior management team and other senior professionals of NBG (with no individual owning more than 5% of NBG ) while 49% of NBG’s common equity is owned by Lehman Brothers Holdings, Inc., a debtor-in-possession under chapter 11 of the U.S. Bankruptcy Code, and/or its affiliates. Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. RIC Russell Short Duration Bond Fund Logan Circle Partners, L.P. is a wholly-owned subsidiary of Fortress Investment Group LLC, a publicly traded company.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Wellington Management Company is an employee-owned Massachusetts limited liability partnership with no one individual controlling more than 5% of the firm.

credit Rating definitions MOODY’S INVESTORS SERVICE, INC. (MOODY’S): Long-Term Obligation Ratings Aaa –– Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa –– Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A –– Obligations rated A are considered upper- medium grade- and are subject to low credit risk. Baa –– Obligations rated Baa are subject to moderate credit risk. They are considered medium–grade and as such may possess certain speculative characteristics. Ba –– Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B –– Obligations rated B are considered speculative and are subject to high credit risk. Caa –– Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca –– Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C –– Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. STANDARD & POOR’S RATINGS GROUP (“S&P”): Long-Term Issue Credit Ratings AAA –– An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC –– An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC –– An obligation rated CC is currently highly vulnerable to nonpayment.

C –– A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D –– An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy. FITCH INVESTORS SERVICE, INC. (“FITCH”): Long-Term Ratings Scales AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC –– Substantial credit risk. Default is a real possibility. CC –– Very high levels of credit risk. Default of some kind appears probable. C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
  Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
RD –– Restricted default

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
  the selective payment default on a specific class or currency of debt;
  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
  execution of a coercive debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. Note to Long-Term Ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’. SECTOR SPECIFIC CREDIT RATING SERVICES U.S. Municipal Short-Term Debt and Demand Obligation Ratings MOODY’S: Short-Term Obligation Ratings There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels  —  MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group. MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG –– This designation denotes speculative credit quality. Debt instruments in this category may lack margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand. S&P: A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows: SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation. SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 –– Speculative capacity to pay principal and interest. SHORT-TERM RATINGS MOODY’S: Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations. Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations. NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories. S&P: A-1 ––  A short-term obligation rated “A–1” is the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong. A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B –– A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-1 –– A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2 –– A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3 –– A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. D –– A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. N.R.  –– An issuer designated N.R. is not rated. FITCH: Short Term Ratings F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature. F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments. F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. C –– High short-term default risk. Default is a real possibility. RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Financial Statements The 2011 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference. The 2011 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investment Services at 1-800-787-7354.

Appendix At March 31, 2012, the following shareholders owned 5% or more of any Class of certain Fund Shares: Conservative Strategy Fund - RUSSELL INVESTMENT MANAGEMENT CO, ATTN MARK SWANSON, 1301 2ND AVE FL 18, SEATTLE WA 98101-3814, 10.09% Conservative Strategy Fund - JEFFERSON NATIONAL LIFE INSURANCE CO, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051, 89.91% Moderate Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 96.42% Balanced Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 94.76% Growth Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 92.59% Equity Growth Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 9.09% Equity Growth Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 88.78% At March 31, 2012, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. Conservative Strategy Fund - JEFFERSON NATIONAL LIFE INSURANCE CO, 9920 CORPORATE CAMPUS DR STE 1000, LOUISVILLE KY 40223-4051, 89.91% Moderate Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 96.42% Balanced Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 94.76% Growth Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 92.59% Equity Growth Strategy Fund - NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4703, 88.78% For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds. Trustees and officers of RIF as a group own less than 1% of any Fund.